UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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[ ]	Soliciting Material under §240.14a-12

ONCOSEC MEDICAL INCORPORATED
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONCOSEC MEDICAL INCORPORATED

5820 Nancy Ridge Drive

San Diego, California 92121

To the Stockholders of OncoSec Medical Incorporated:

You are cordially invited to attend the OncoSec Medical Incorporated 2017 Annual Meeting of Stockholders on January 12, 2018, at 9:00 a.m., local time, at our principal executive offices located at 5820 Nancy Ridge Drive, San Diego, California 92121. The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

Your vote is very important to us. Whether or not you attend the meeting personally, it is important that your shares be represented and voted at the meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the Annual Meeting.

The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Richard B. Slansky
Richard B. Slansky Chief Financial Officer and Secretary

November 28, 2017

ONCOSEC MEDICAL INCORPORATED

5820 Nancy Ridge Drive

San Diego, California 92121

(855) 662-6732

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of OncoSec Medical Incorporated:

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of OncoSec Medical Incorporated (the “Company,” “OncoSec,” “we,” “us” or “our”) will be held on January 12, 2018 at 9:00 a.m., Pacific Time, at our principal executive offices located at 5820 Nancy Ridge Drive, San Diego, California 92121, for the following purposes, which are further described in the accompanying proxy statement (the “Proxy Statement”):

(1)	to elect five directors to the Company’s Board of Directors to serve until our next annual meeting of stockholders and until their respective successors are duly elected and qualified;

(2)	to approve an amendment and restatement of the OncoSec Medical Incorporated 2011 Stock Incentive Plan (the “2011 Plan”), for the purpose of increasing the number of shares of our common stock reserved for issuance thereunder;

(3)	to approve an amendment and restatement of the 2011 Plan, for the purpose of amending the provision therein that provides for certain annual and automatic increases in the shares of our common stock reserved for issuance thereunder;

(4)	to approve stock option awards granted to Daniel J. O’Connor upon his appointment as our Chief Executive Officer;

(5)	to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending July 31, 2018; and

(6)	to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” each of the director nominees named in the accompanying Proxy Statement and “FOR” Proposals 2, 3, 4 and 5.

Only stockholders of record at the close of business on November 15, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On or about November 28, 2017, we expect to send our stockholders (other than those stockholders who previously requested paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended July 31, 2017. Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you receive in the mail.

To obtain directions to attend the Annual Meeting, please call Investors Relations at (855) 662-6732.

By order of the Board of Directors,

/s/ Richard B. Slansky
Richard B. Slansky
Chief Financial Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of STOCKholders to Be Held on JANUARY 12, 2018: The Notice of the 2017 Annual Meeting of STOCKholders, Proxy Statement and 2017 Annual Report on Form 10-K AND FORM 10K/A are available at www.proxyvote.com.

San Diego, California

November 28, 2017

TABLE OF CONTENTS

Page
GENERAL INFORMATION	1
Delivery of Proxy Materials	1
Who Can Vote; Outstanding Shares	2
Voting Information	2
How to Cast or Revoke Your Vote	3
Attending the Annual Meeting	4
Proxy Solicitation Costs	4
Householding	4
PROPOSAL 1: ELECTION OF DIRECTORS	5
General	5
Director Nominees	5
PROPOSAL 2: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2011 STOCK INCENTIVE PLAN FOR THE SOLE PURPOSE OF INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER	8
Key Features of the Proposed Amendments to the Existing Plan	8
Summary of the Amended Plan	9
New Plan Benefits	14
Certain U.S. Federal Income Tax Consequences	15
PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
General	19
Independent Registered Public Accounting Firm Fees and Services	20
Pre-Approval Policies and Procedures	20
CORPORATE GOVERNANCE	21
Role of the Board	21
Director Independence	21
Board Leadership Structure	21
Board Meetings and Director Attendance at Stockholder Meetings	21
Board Committees	22
Nomination of Directors	24
Board Role in Risk Oversight	25
Communications with the Board	26
Code of Business Conduct and Ethics	26
Section 16(a) Beneficial Ownership Reporting Compliance	26
Certain Relationships and Related Party Transactions	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
INFORMATION ABOUT EXECUTIVE OFFICERS	28
EXECUTIVE COMPENSATION	29
Executive Officers
Summary Compensation Table	29
Outstanding Equity Awards at Fiscal Year End	30
Employment Agreements	31
Stock Option Exchange Offer	35
DIRECTOR COMPENSATION	36
Director Compensation Policy	36
Director Compensation Table	36
EQUITY COMPENSATION PLANS	38
Current Equity Compensation Plans	38
Securities Authorized for Issuance Under Equity Compensation Plans	40
AUDIT COMMITTEE REPORT	41
OTHER MATTERS	42
ANNEX A: ONCOSEC MEDICAL INCORPORATED 2011 STOCK INCENTIVE PLAN (AS PROPOSED TO BE AMENDED AND RESTATED)	A-1
ANNEX B: STOCK OPTION AWARD AGREEMENT WITH DANIEL J. O’CONNOR	B-1
ANNEX C: STOCK OPTION AWARD AGREEMENT WITH DANIEL J. O’CONNOR	C-1

ONCOSEC MEDICAL INCORPORATED

5820 Nancy Ridge Drive

San Diego, California 92121

(855) 662-6732

PROXY STATEMENT

2017 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of OncoSec Medical Incorporated, a Nevada corporation (the “Company,” “OncoSec,” “we,” “us” or “our”), for use at our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 12, 2018, at 9:00 a.m., Pacific Time, at our principal executive offices located at 5820 Nancy Ridge Drive, San Diego, California 92121, and at any adjournments or postponements thereof. Stockholders are being asked to vote at the Annual Meeting on the following proposals: (1) the election of five directors to the Board; (2) the approval of an amendment and restatement of the OncoSec Medical Incorporated 2011 Stock Incentive Plan (the “2011 Plan”), for the purpose of increasing the number of shares of our common stock reserved for issuance thereunder; (3) the approval of an amendment and restatement of the 2011 Plan, for the purpose of amending the provision therein that provides for certain annual automatic increases in the shares of our common stock reserved for issuance thereunder; (4) the approval of stock option awards granted to Daniel J. O’Connor upon his appointment as our Chief Executive Officer; (5) the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending July 31, 2018; and (6) such other business as may properly come before the Annual Meeting. This Proxy Statement summarizes the information you need to know in order to vote on these proposals in an informed manner.

Delivery of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access on the Internet to our proxy materials, including this Proxy Statement and our annual report for our fiscal year ended July 31, 2017 (“Fiscal Year 2017,” and such annual report, the “Annual Report”). In addition, we will mail a full set of our proxy materials for the Annual Meeting, including a proxy card, to stockholders who have previously requested paper delivery of our proxy materials. Accordingly, beginning on or about November 28, 2017, we are mailing a Notice of Internet Availability of Proxy Materials or a full set of our proxy materials, as applicable, to all of our stockholders of record and beneficial owners as of the record date for the Annual Meeting. If you receive a Notice of Internet Availability of Proxy Materials, please follow the instructions in such notice regarding how to access and review the Proxy Statement and the Annual Report on the Internet and submit your proxy for the Annual Meeting. If you have elected to receive a printed copy of our proxy materials by mail, please follow the instructions set forth on the proxy card you receive by mail.

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Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on January 12, 2018

The Notice of Annual Meeting of Stockholders, this Proxy Statement and the Annual Report are available at www.proxyvote.com.

You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Who Can Vote; Outstanding Shares

The record date for the Annual Meeting is November 15, 2017. All holders of record of our common stock on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

As of the record date for the Annual Meeting, there were 35,367,727shares of our common stock outstanding.

Voting Information

Voting Rights

Each of our stockholders is entitled to one vote for each share of common stock held by such stockholder as of the record date for the Annual Meeting on all matters presented at the Annual Meeting.

Quorum Requirements

The presence in person or representation by proxy at the Annual Meeting (regardless of whether the proxy has authority to vote on each proposal to be voted on at the meeting) of the holders of a majority of the outstanding shares of our common stock as of the record date for the Annual Meeting will constitute a quorum. Shares represented by proxies that reflect abstentions, broker non-votes (discussed below) or withheld authority to vote on any proposal are each counted as shares that are present at the Annual Meeting for purposes of determining a quorum.

Effect of Not Providing Voting Instructions; Broker Non-Votes

If you are a stockholder of record and you submit a valid proxy that is not revoked before your shares are voted at the Annual Meeting and that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted in accordance with the recommendation of the Board of Directors on each proposal to be presented at the Annual Meeting, as described in this Proxy Statement.

If you hold your shares in “street name” (that is, your shares are held by a broker or other nominee on your behalf as the beneficial owner, but are not held of record in your name), it is critical that you provide voting instructions to your broker or other nominee if you want your vote to count on Proposal 1 (election of directors), Proposal 2 (approval of the amendment and restatement of the 2011 Plan to increase the number of shares reserved for issuance thereunder), Proposal 3 (approval of the amendment and restatement of the 2011 Plan to amend the provision therein) and Proposal 4 (approval of stock option awards granted to Daniel J. O’Connor). These proposals constitute “non-routine” matters on which a broker or other nominee is not entitled to vote shares held for a beneficial owner without receiving specific voting instructions from the beneficial owner. As a result, if you hold your shares in street name and you do not instruct your broker on how to vote on Proposals 1, 2, 3 and 4, no vote will be cast on these proposals on your behalf and a “broker non-vote” will occur. Your broker or other nominee will, however, have discretion to vote uninstructed shares on Proposal 5 (ratification of appointment of independent registered public accounting firm), because this proposal constitutes a “routine” matter on which a broker or other nominee is entitled to vote shares held for a beneficial owner even without receiving voting instructions from the beneficial owner. As a result, broker non-votes are not expected to occur in the vote on Proposal 5.

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Required Votes

Each stockholder may vote for, vote against, or abstain from voting on each of the proposals to be voted on at the Annual Meeting. The vote required for approval of each proposal is as follows:

●	Proposal 1—Election of Directors: Director nominees will be elected by a plurality of the votes cast on this proposal by shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, meaning that the five nominees who receive the highest number of votes will be elected. Abstentions and broker non-votes, if any, will have no impact on the outcome of the vote on Proposal 1.

●	Proposal 2—Approval of an Amendment and Restatement of the 2011 Plan to Increase the Number of Shares Reserved for Issuance Thereunder: This proposal will be approved if the number of votes cast in favor of the action at the Annual Meeting exceeds the number of votes cast in opposition to the action at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and will have no impact on the outcome of the vote on Proposal 2.

●	Proposal 3—Approval of an Amendment and Restatement of the 2011 Plan to Amend the Provision that Provides for Certain Annual Automatic Increases Therein: This proposal will be approved if the number of votes cast in favor of the action at the Annual Meeting exceeds the number of votes cast in opposition to the action at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and will have no impact on the outcome of the vote on Proposal 3.

●	Proposal 4—Approval of Stock Option Awards Granted to Daniel J. O’Connor: This proposal will be approved if the number of votes cast in favor of the action at the Annual Meeting exceeds the number of votes cast in opposition to the action at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and will have no impact on the outcome of the vote on Proposal 4.

●	Proposal 5—Ratification of the Appointment of Independent Registered Public Accounting Firm: This proposal will be approved if the number of votes cast in favor of the action at the Annual Meeting exceeds the number of votes cast in opposition to the action at the Annual Meeting. Abstentions are not counted as votes cast and will have no impact on the outcome of the vote on Proposal 5. Broker non-votes are not expected to occur in the vote on Proposal 5.

Tabulation of Votes

The inspector of elections of the Annual Meeting will tabulate the votes of our stockholders. All shares entitled to vote and represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) that are received before the voting deadlines described under “How to Cast or Revoke Your Vote—Voting Deadlines” below and are not revoked or superseded will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If such a properly submitted and unrevoked proxy does not provide voting instructions on a proposal, then the shares represented by the proxy will be voted on the proposal at the Annual Meeting by the proxy holders named in the proxy in accordance with the recommendations of our Board as described in this Proxy Statement. If the Annual Meeting is adjourned or postponed, properly submitted and unrevoked proxies will remain effective and will be voted at the adjourned or postponed Annual Meeting, and stockholders will retain the right to change or revoke any such proxy until it is actually voted at the adjourned or postponed Annual Meeting.

How to Cast or Revoke Your Vote

You may vote by attending the Annual Meeting and voting in person, or you may vote by submitting a proxy. If you desire to attend the Annual Meeting and vote in person, please see the important information under “Attending the Annual Meeting” below.

Stockholders of Record

You are a stockholder of record if your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent. If you were a stockholder of record at the close of business on the record date for the Annual Meeting, you may vote by submitting your proxy via the Internet, by telephone or through the mail. To vote via the Internet, follow the instructions in the Notice of Internet Availability of Proxy Materials or go to the Internet address stated on your proxy card. To vote by telephone, call the number stated on your proxy card. If you have received a proxy card in the mail and wish to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you do not have the postage-prepaid envelope, please mail your completed proxy card to the following address: OncoSec Medical Incorporated, c/o Proxy Services, 51 Mercedes Way, Edgewood, New York 11717. If you receive only the Notice of Internet Availability of Proxy Materials and would like to vote by mail, follow the procedures described in such notice to request a paper proxy card to submit your vote by mail.

As a stockholder of record, you are entitled to revoke your proxy at any time before it is voted at the Annual Meeting. A proxy may be revoked by submitting a later-dated vote in person at the Annual Meeting, via the Internet, by telephone or by mail, or by delivering to us a written notice of revocation. A later-dated proxy may be submitted by any of the voting methods described above, and a written notice of revocation may be sent to OncoSec Medical Incorporated, 5820 Nancy Ridge Drive, San Diego, California 92121, or hand-delivered to our Secretary at or before the voting at the Annual Meeting.

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Beneficial Owners

You are a beneficial owner of shares held in street name if your shares are held by a broker or other nominee and not in your name. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares held in your account as of the record date for the Annual Meeting. You should receive voting instructions from the broker or other nominee that holds your shares, and you should follow these instructions in order to direct your broker or other nominee on how to vote your shares. The availability of various voting methods for beneficial owners, including voting via the Internet, by telephone or by mail, will depend on the voting processes of each broker or other nominee. If you are a beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the broker or other nominee holding your shares that gives you the right to vote the shares.

Beneficial owners of shares are held in street name should follow the instructions provided by their broker or other nominee regarding how to revoke a previously submitted proxy.

Voting Deadlines

The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on January 11, 2018, the day before the Annual Meeting. Stockholders who submit a proxy via the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by such stockholders. Stockholders who submit a proxy via the Internet or by telephone need not return a proxy card or the form provided by your broker or other nominee.

YOUR VOTE IS VERY IMPORTANT.

We recommend that you promptly submit your proxy, even if you plan to attend the Annual Meeting in person.

Attending the Annual Meeting

All stockholders that owned our common stock at the close of business on the record date for the Annual Meeting, or their duly appointed proxies, may attend the Annual Meeting. If you choose to attend the Annual Meeting in person, you may be asked to present valid picture identification, such as a driver’s license or passport. Additionally, if you are a beneficial owner of shares held in street name, you must bring to the Annual Meeting a copy of a brokerage statement reflecting your ownership of our common stock as of the record date, so that we may identify you as a stockholder of our Company.

Submitting your vote prior to the Annual Meeting will not affect your right to vote at the Annual Meeting if you decide to attend; however, your attendance at the Annual Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. In order to revoke a previously submitted proxy at the Annual Meeting, you should give oral notice of your intention to vote in person to the inspector of elections of the Annual Meeting and submit a completed ballot at the Annual Meeting reflecting your new vote.

Proxy Solicitation Costs

The accompanying proxy is solicited on behalf of the Board. We will pay for the cost of preparing, assembling, printing and mailing the proxy materials for the Annual Meeting to our stockholders, as well as the cost of soliciting proxies for the Annual Meeting. We may request brokers and other nominees holding shares in their names that are beneficially owned by others to solicit proxies for the Annual Meeting from these beneficial owners, and we will reimburse these brokers and other nominees for their reasonable out-of-pocket expenses regarding these solicitations. Our directors, officers and other employees may supplement the original solicitation of proxies through the use of the mail, by telephone, facsimile, e-mail or personal solicitation. We will pay no additional compensation to our directors, officers and other employees for these activities. We have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, but we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time.

Householding

The SEC has adopted rules that allow a company to deliver a single set of proxy materials, including a Notice of Internet Availability of Proxy Materials and/or a complete copy of the proxy statement, annual report and proxy card, to multiple stockholders who share the same address, unless contrary instructions have been received from a stockholder. This method of delivery, known as “householding,” permits companies to realize cost savings, reduces the amount of duplicate information stockholders receive and reduces the environmental impact of printing and mailing these materials to stockholders. We have adopted householding for the Annual Meeting, and as a result, stockholders sharing an address will receive only one copy of our proxy materials. Upon our receipt of a written or oral request, we will deliver promptly, at no charge, a separate copy of the proxy materials for the Annual Meeting to any stockholder at a shared address to which we have delivered a single copy of these materials. In addition, stockholders who share an address and receive a single copy of our proxy materials for the Annual Meeting may submit a request to receive multiple copies of these materials for future annual meetings of our stockholders, and stockholders who share an address and receive multiple copies of our proxy materials for the Annual Meeting may request to receive a single copy of these materials for our future annual meetings of stockholders. Any such requests should be directed to us by writing to 5820 Nancy Ridge Drive, San Diego, California 92121, Attn: Secretary or by calling 855-662-6732.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

At the Annual Meeting, stockholders will be asked to elect five directors to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified. Each of the nominees is currently a director on the Board and, except for Dr. Annalisa M. Jenkins and Mr. Daniel J. O’Connor, J.D., was elected or re-elected by our stockholders at our 2017 annual meeting of stockholders. Dr. Jenkins and Mr. O’Connor, who were appointed as directors in September 2017, were identified and recommended by Mr. Punit S. Dhillon, our President and Chief Executive Officer, to our Nominating and Corporate Governance Committee, which then recommended their appointment to the Board.

On the date of this Proxy Statement, Dr. Anthony Maida is also a director on the Board. Dr. Maida will not stand for re-election at the Annual Meeting, and as a result, his term as a director will end at the commencement of the Annual Meeting.

There is no arrangement or understanding between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company. There are no family relationships between any of the director nominees named below or our executive officers, except that Punit Dhillon, our President and a director, is the nephew of Dr. Avtar Dhillon, our Chairman of the Board.

Director Nominees

The Nominating and Corporate Governance Committee of our Board has recommended, and our Board has nominated each of the nominees named below for election as our directors at the Annual Meeting. Each nominee has consented to being named in this Proxy Statement as a director nominee and has agreed to serve as a director if elected.

If any nominee becomes unavailable to serve as director, it is intended that votes will be cast, pursuant to properly submitted proxies, for such substitute nominee(s) as the Board may select.

The information below sets forth the principal occupation or employment and principal business of the employer, if any, of each director nominee, as well as his or her position(s) and tenure with the Company, age, other directorships and other business experience and qualifications. In addition, the information below describes each nominee’s specific experience, qualifications, attributes and skills that led our Board and Nominating and Corporate Governance Committee to nominate these nominees for re-election as directors. The Board and Nominating and Corporate Governance Committee believe these nominees collectively provide a diverse range of perspectives and business acumen to fully engage each other and management in addressing the Company’s needs.

Name	Position with the Company	Age as of Annual Meeting	Director Since
Dr. Avtar Dhillon	Chairman of the Board	56	March 2011
Dr. James DeMesa	Director	60	February 2011
Dr. Annalisa Jenkins	Director	52	September 2017
Daniel J. O’Connor	Chief Executive Officer and Director	53	September 2017
Punit S. Dhillon	President and Director	37	March 2011

Dr. Avtar Dhillon has served as the Chairman of our Board since March 2011. Dr. Dhillon has held various leadership roles at Inovio Pharmaceuticals, Inc. (formerly Inovio Biomedical Corporation) (NASDAQ: INO), a DNA vaccine development company, since October 2001, including President and Chief Executive Officer from October 2001 to June 2009, President and Chairman from June 2009 until October 2009, Executive Chairman from October 2009 until August 2011, and Non-Executive Chairman since August 2011. Prior to joining Inovio, Dr. Dhillon was vice president and lead fund manager of MDS Capital Corp. (now Lumira Capital Corp.), a leading healthcare venture capital organization. In July 1989, Dr. Dhillon started a medical clinic and subsequently practiced family medicine for over 12 years.

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From March 1997 to July 1998, Dr. Dhillon served as a consultant to Cardiome Pharma Corp. (NASDAQ: CRME), a biotechnology company, and provided advice regarding financings, establishing a clinical development strategy, and procuring a new management team. Dr. Dhillon was a founding board member of Protox Therapeutics, Inc. (TSX-V: SHS) (now Sophiris Bio Inc.), a publicly traded specialty pharmaceutical company and maintained his board position until November 2010. Dr. Dhillon was a member of the Board of Directors of BC Advantage Funds, a venture capital corporation in British Columbia, from 2004 to January 2015. Dr. Dhillon currently serves as a director and as Chairman of Arch Therapeutics, Inc. (OTCQB: ARTH), a medical device company, Vitality Biopharma, Inc. (OTCQB: VBIO), a biotechnology company engaged in pharmaceutical development of cannabinoid prodrugs, and Emerald Health Therapeutics, Inc. (TSXV: EMH), a medical cannabis company.

Dr. Dhillon plays a key role on our Board because of his extensive experience with several early-stage healthcare-focused companies, including his instrumental role in successfully turning around struggling companies and serving as an active and influential member in the biotechnology community. Dr. Dhillon’s business and management experience, as well as his familiarity with the Company’s business and strategies garnered through his tenure as a director, are the primary qualifications the Board considered in nominating him as a director of the Company.

Dr. James M. DeMesa has served on our Board since February 2011. Dr. DeMesa is currently a director of Induce Biologics, a regenerative medicine company, and Integene International, a gene-therapy company. In August 2008, Dr. DeMesa retired from his role as President, Chief Executive Officer and a director of Migenix Inc., a publicly-traded biotechnology company. From 1997 to 2001, he was President, Chief Executive Officer and a director of GenSci Regeneration Sciences Inc., (now part of Integra LifeSciences, NASD: IART), a publicly-traded biotechnology company. From 1992 to 1997, Dr. DeMesa was Vice President, Medical and Regulatory Affairs at Biodynamics International, Inc. (now part of RTI Surgical, NASD: RTIX), a surgical implant company, and from 1989 to 1992 he was Vice President, Medical and Regulatory Affairs of Bentley Pharmaceuticals (now part of Teva Pharmaceuticals), a multinational pharmaceutical company. Dr. DeMesa is a co-founder of CommGeniX, a medical communications company, and MedXcel, a medical education company. Dr. DeMesa was formerly a practicing physician until 1989. Dr. DeMesa attended the University of South Florida where he received his B.A. (Chemistry), M.D., and M.B.A. degrees and completed his medical residency at the University of North Carolina. He is the author of two books and speaks regularly to companies and organizations throughout North America.

Dr. DeMesa has served as a senior executive with several international pharmaceutical and biotech companies, and provides the Board with extensive experience in the areas of corporate management, regulatory affairs and pre-clinical and clinical pharmaceutical product development. Dr. DeMesa also contributes expertise based on his professional training and experience as a medical doctor. This experience and expertise are the primary qualifications the Board considered in nominating him as a director of the Company.

Dr. Annalisa M. Jenkins has served on our Board since September 2017. In addition, Dr. Jenkins has served as President, Chief Executive Officer and a director of Dimension Therapeutics since September 2014. Prior to joining Dimension Therapeutics, Dr. Jenkins served as Executive Vice President and Head of Global Research and Development at Merck Serono, where she also led Global Medical Affairs and Quality and was a member of its Pharmaceutical Executive Committee from 2013 to 2014. She also served as Executive Vice President Global Development and Medical Affairs at Merck Serono from 2011 to 2013. Prior to that, Dr. Jenkins held several leadership roles at Bristol-Myers Squibb from 1997 to 2011, most recently serving as Senior Vice President and Head of Global Medical Affairs. Earlier in her career, Dr. Jenkins was a Medical Officer in the British Royal Navy during the Gulf Conflict, achieving the rank of surgeon lieutenant commander. Dr. Jenkins is a director of Ardelyx, Inc., Biothera Pharmaceutical Inc., iOX Therapeutics Limited, MedCity and Vium (elected to Executive Chair in 2017) and previously served as a director of Prosensa Holding N.V. (acquired by BioMarin Pharmaceutical) and Viventia Bio, Inc. (acquired by Eleven Bio). She also is a committee member of the Science Board to the U.S. Food and Drug Administration, serves on the board of the Center for Talent Innovation (U.K.) and is on the Advisory Panel of the Healthcare Businesswomen’s Association. Dr. Jenkins graduated with a degree in medicine from St. Bartholomew’s Hospital in the University of London and subsequently trained in cardiovascular medicine in the U.K. National Health Service. Dr. Jenkins has extensive experience leading companies in capital-raising transactions, mergers and acquisitions and establishing partnerships with leaders in the biotechnology and pharmaceutical industries. In addition, her background and experience has provided her with expertise in clinical development, commercialization of drug candidates and medical affairs. This experience and expertise are the primary qualifications the Board considered in nominating her as a director of the Company.

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Daniel J. O’Connor, J.D. has served on our Board since September 2017 and was appointed as our Chief Executive Officer on November 2017. Most recently, Mr. O’Connor served as President, Chief Executive Officer, Director and in other senior roles at Advaxis, Inc., a cancer immunotherapy company, from January 2013 until his resignation in July 2017. Prior to that, Mr. O’Connor was Senior Vice President and General Counsel for BRACCO Diagnostics, a diagnostic imaging company, from 2008 until 2012; Senior Vice President, General Counsel and Secretary for ImClone Systems, a biopharmaceutical company, from 2002 until 2008; and General Counsel at PharmaNet (now inVentiv Clinical Health), a clinical research company, from 1998 until 2001. Mr. O’Connor is a 1995 graduate of the Pennsylvania State University’s Dickinson School of Law in Carlisle, Pennsylvania and currently serves as an Entrepreneur Trusted Advisor to its Dean. He graduated from the United States Marines Corps Officer Candidate School in 1988 and was commissioned as an officer in the U.S. Marines, attaining the rank of Captain while serving in Saudi Arabia during Operation Desert Shield. Mr. O’Connor is currently the Vice Chairman of the Board of the Trustees of BioNJ. In October 2017, Mr. O’Connor was appointed to the New Jersey Biotechnology Task Force by its Governor, and he was formerly a New Jersey criminal prosecutor.

Mr. O’Connor has extensive experience leading companies in capital-raising transactions, mergers and acquisitions and establishing partnerships with leaders in the pharmaceutical industry. In addition, his experience with biotechnology companies has provided him with expertise in the clinical development, launch and commercialization of drug candidates. This experience and expertise are the primary qualifications the Board considered in nominating him as a director of the Company.

Punit S. Dhillon was appointed as our President and Chief Executive Officer and a director in March 2011, and voluntarily resigned from his position as our Chief Executive Officer in November 2017. Mr. Dhillon was formerly Vice President of Finance and Operations at Inovio Pharmaceuticals, Inc. (formerly Inovio Biomedical Corporation), a DNA vaccine development company, from September 2003 until March 2011.

Prior to joining Inovio, Mr. Dhillon worked for a corporate finance law firm as a law clerk. From September 1999 until July 2002, Mr. Dhillon worked with MDS Capital Corp. (now Lumira Capital Corp.) as an intern analyst. Mr. Dhillon has also previously served as a consultant and director for several early-stage life science companies. Mr. Dhillon is an active member in his community and is a co-founder and director of Young Entrepreneurship Leadership Launchpad (YELL), a not-for-profit and charitable organization based in Canada. Mr. Dhillon is also currently a director of Emerald Health Therapeutics, Inc. (TSXV: EMH), a medical cannabis company. Mr. Dhillon has a Bachelor of Arts with honors in Political Science and a minor in Business Administration from Simon Fraser University.

Mr. Dhillon’s has extensive experience leading companies in capital-raising transactions, corporate finance, business and management integration, intellectual property in licensing and out-licensing, business development, strategy implementation, mergers and acquisitions and collaborations with academic and other institutions. In addition, his background and experience has provided him with expertise in pre-clinical and clinical development of different drug candidates for diseases. This business and management experience, as well as his in-depth knowledge of our business, operations and strategies gained from his position as our President and Chief Executive Officer, are the primary qualifications that the Board considered in nominating him as a director of the Company.

The Board of Directors recommends that you vote “FOR” the election of each of the named director nominees.

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PROPOSAL 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ONCOSEC MEDICAL INCORPORATED 2011 STOCK INCENTIVE PLAN, FOR THE PURPOSE OF INCREASING THE NUMBER OF SHARES OF our COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER

On September 18, 2017, the Board approved, subject to and contingent on stockholder approval, an amendment and restatement of the 2011 Plan. We refer to this plan as it is proposed to be amended and restated pursuant to this Proposal 2 as the “Amended Plan,” and we refer to this plan as it is currently in effect as the “Existing Plan” or the “2011 Plan.” A purpose of the amendment and restatement is to increase the number of shares of our common stock authorized for issuance thereunder by 2,500,000 shares, to 7,500,000 shares. Other than this change, which is described in more detail below under “Key Features of the Proposed Amendment to the Existing Plan,” and the amendment of our provision that provides for certain annual automatic increases, described in Proposal 3, the terms of the Amended Plan are identical to the terms of the Existing Plan. A copy of the proposed Amended Plan is included in this Proxy Statement as Annex A.

The Existing Plan was originally approved by the Board on August 5, 2011 and by our stockholders on March 2, 2012, and originally authorized the Board to issue up to 260,000 shares of common stock to employees, directors and consultants. Both the Existing Plan and the proposed Amended Plan provide for an automatic annual increase in the number of shares authorized for issuance, effective on the first business day of each calendar year. Since the adoption of the Existing Plan, the number of shares of common stock authorized for issuance has been increased by: (i) 3,369,722 shares of common stock pursuant to three amendments approved by our stockholders, and (ii) 1,370,278 shares of common stock pursuant to the automatic increase provisions set forth in the Existing Plan, bringing the total number of shares of common stock authorized for issuance under the Existing Plan to 5,000,000 shares as of the date of this Proxy Statement.

Key Features of the Proposed Amendment to the Existing Plan

The Amended Plan will only become effective if approved by our stockholders. If this Proposal 2 is approved, the following amendment will be made, which is designed to ensure the continued viability of the Amended Plan and which the Board believes is aligned with the best interests of our stockholders:

Increase in Number of Shares Authorized for Issuance

Of the total number of shares of our common stock authorized for issuance under the Existing Plan, 222,291 shares remain available for grant. The Amended Plan provides for an increase in the number of shares of common stock authorized for issuance thereunder by 2,500,000 shares, following which, if this Proposal 2 is approved, and taking into account the grant of certain Contingent Options as described below, 1,727,291 shares of common stock will be available for future grants under the Amended Plan. If the Amended Plan is approved, we expect to use the additional authorized shares to attract, motivate, and retain high-performing employees, executive officers, directors and consultants. Based on our prior grant practices, and assuming future grant practices are consistent with past practices, we expect the addition of 2,500,000 shares will be sufficient to provide a competitive equity incentive program for approximately two years. Because we have exhausted the current share reserve under the Existing Plan, if the Amended Plan is not approved by our stockholders, we would not be able to provide future equity incentives.

In addition, on November 7, 2017, the Board approved (i) the appointment of Mr. Daniel J. O’Connor as our new Chief Executive Officer, upon Mr. Punit Dhillon’s voluntary resignation from such position, (ii) the confirmation of Mr. Dhillon to continue to serve in his current position as our President, and (iii) entry into an executive employment agreement with each of Mr. O’Connor and Mr. Dhillon in connection with such appointments and confirmations. Under these employment agreements, both Mr. O’Connor and Mr. Dhillon may, subject to certain conditions as described in the agreements (including the availability of a sufficient share reserve under the Amended Plan), elect on an annual basis to receive all or a portion of their $400,000 base salary in the form of shares of our common stock, which would be issued under the Amended Plan (the “Salary Election”). If this Proposal 2 is not approved, then shares of our common stock would not be available for the Salary Elections and all base salary under Mr. O’Connor’s and Mr. Dhillon’s employment agreements with the Company would be required to be paid in cash. The terms of Mr. O’Connor’s and Mr. Dhillon’s employment agreements with the Company are described in more detail under “Executive Compensation—Employment Agreements” below.

8

Other than these Salary Election and the Contingent Options, described below, we currently have no plans, proposals or arrangements, written or otherwise, to issue any of the additional shares of common stock to be authorized for issuance under the Amended Plan is this Proposal 2 is approved.

As of November 15, 2017:

●	There were 5,000,000 shares of common stock subject to outstanding stock options granted under the Existing Plan, and of these, (i) approximately 51% of outstanding stock options were exercisable on that date, (ii) approximately 6% of exercisable stock options had exercise prices above the $2.22 closing price of our common stock on the NASDAQ Capital Market on that date, and (iii) 995,000 of the shares subject to the outstanding stock options related to the Contingent Options, described below;

●	There were 1,100,000 shares of common stock subject to outstanding restricted stock units granted to employees, directors and consultants, and of these, (i) 575,000 restricted stock units were granted on March 4, 2016 and vest on March 4, 2019 and 525,000 restricted stock units were granted on March 29, 2017 and vest on March 29, 2020;

●	There have been no grants of stock appreciation rights or any other type of award under the Existing Plan.

Contingent Options

On November 4, 2017, the Compensation Committee of the Board approved the grant of stock option awards under the Existing Plan to purchase up to 995,000 shares of our common stock, which are described in more detail below under “New Plan Benefits” below (such stock option awards, the “Contingent Options”). At the time the Contingent Option were granted, 222,291 shares of common stock were available for grant under the Existing Plan, and thus 772,709 of the Contingent Options exceeded this limitation. As a result, 772,709 of the Contingent Options are subject to stockholder approval of this Proposal 2. If this Proposal 2 is not approved by our stockholders, the Contingent Options will be forfeited.

Awards Outstanding Under the Existing Plan

The following table provides information about outstanding awards and shares available for future awards under the Existing Plan as of November 15, 2017 (without giving effect to approval of the Amended Plan under this Proposal 2, but giving effect to and taking into account the grant of the Contingent Options):

Awards Outstanding under the Existing Plan	As of November 15, 2017
Total outstanding stock options (1)(2)	5,000,000
Weighted-average exercise price of outstanding stock options	$1.73
Weighted-average remaining life of outstanding stock options (in years)	8.24

Total shares subject to outstanding unvested full-value awards (2)	1,100,000
Total shares available for future grant	0

(1)	In addition, as of November 15, 2017, there were (i) 2,500,000 shares subject to stock option awards granted to Daniel J. O’Connor upon his appointment as our Chief Executive Officer, which we refer to as the “O’Connor Options” and which were not granted under the Existing Plan and are contingent upon obtaining the approval of our stockholders at the Annual Meeting (see Proposal 4 for a description of these awards), and (ii) 270,000 shares subject to an outstanding stock option award that was not granted under the Existing Plan. The out-of-plan stock option award with respect to 270,000 shares was granted on September 1, 2016 to a new employee as an inducement material to entering into employment with the Company, has an exercise price of $1.71 per share, has a term of 10 years from the date of grant, and becomes fully vested within three years of the date of grant. As of November 15, 2017, 146,250 of the shares subject to this out-of-plan stock option award were fully vested.
(2)	Includes all shares subject to the Contingent Options.
(3)	Includes all outstanding and unvested restricted stock unit awards, of which there were 1,100,000 as of November 15, 2017, and restricted stock bonus awards, of which there were none as of November 15, 2017.

Summary of the Amended Plan

The following is a summary of the material features of the Amended Plan. This summary does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the Amended Plan, which is set forth on Annex A of this Proxy Statement. In the event of any inconsistency between the Amended Plan and this summary, the Amended Plan will control. Any stockholder who desires to obtain a copy of either the Existing Plan or the Amended Plan may do so by written request to the Company at 5820 Nancy Ridge Drive, San Diego, California 92121, Attn: Secretary.

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Eligibility

Awards other than incentive stock options may be granted to employees, directors and consultants. Incentive stock options may be granted only to employees of the Company or a parent or a subsidiary of the Company. An employee, director or consultant who has been granted an award may, if otherwise eligible, be granted additional awards. Awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Plan Administrator may determine from time to time. As a result of their eligibility to participate in the Amended Plan, our directors and executive officers may have a substantial interest in this Proposal 2; however, because the Amended Plan provides for broad discretion in selecting which eligible persons will participate and in granting awards, the total number of persons who will actually participate in the Amended Plan and the benefits that will be provided to the participants cannot be determined at this time. As of November 15, 2017, approximately 34 employees (three of whom are current executive officers of the Company), six directors, and 12 consultants were eligible to participate in the Amended Plan.

Administration

The Amended Plan is administered, at the Company’s expense, by the Board or a committee designated by the Board, and is currently being administered by the Compensation Committee of the Board (each such entity, the “Plan Administrator”). All questions of interpretation or application of the Amended Plan are determined in the sole discretion of the Plan Administrator, and its decisions are final, conclusive, and binding upon all persons. With respect to grants to officers and directors, the Compensation Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 162(m) of the Internal Revenue Code (the “Code”).

Share Reserve

Currently, 5,000,000 shares of the Company’s common stock are authorized for issuance under the Existing Plan. The Amended Plan provides for an automatic increase in the reserve of shares available for grant under the Amended Plan on the first business day of each calendar year beginning with 2018, by the lesser of (i) 3% of the shares of common stock outstanding as of the last day of the immediately preceding calendar year, (ii) 500,000 shares and (iii) such lesser number of shares as may be determined by the Board (see Proposal 3).

Of the 5,000,000 shares currently authorized for issuance under the Existing Plan, as of November 15, 2017, (i) 7,500 shares have been issued pursuant to restricted stock bonus awards, (ii) stock options to purchase 186,133 shares have been exercised, (iii) stock options for 3,706,367 shares, including the Contingent Options, are outstanding and available for exercise, subject to vesting and other conditions, (iv) awards for 1,100,000 restricted stock units remain outstanding, and (v) zero shares remain available for grant pursuant to future awards. If stockholders approve the Amended Plan, the maximum aggregate number of shares that may be issued under the Amended Plan will increase to 7,500,000 shares of common stock.

The number of shares available under the Amended Plan is subject to adjustment in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of shares or other similar transaction affecting the shares, or any other transaction affecting the shares, including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization or a liquidation (whether partial or complete).

Any shares covered by an award that is forfeited, canceled or expires (whether voluntary or involuntary) shall be deemed not to have been issued for purposes of determining the maximum number of shares that may be issued under the Amended Plan. Shares that have been issued under the Amended Plan pursuant to an award shall not be returned to the Amended Plan and shall not become available for future grant under the Amended Plan, except where unvested shares are forfeited or repurchased by the Company at the lower of their original purchase price or their fair market value. To the extent not prohibited by the listing requirements of The NASDAQ Stock Market LLC (“NASDAQ”)(or other established stock exchange or national market system on which the shares are traded) or applicable law, shares tendered or withheld in payment of an award exercise or purchase price and shares withheld by the Company to pay any tax withholding obligation shall be returned to the Amended Plan and shall become available for future issuance under the Amended Plan, unless otherwise determined by the Plan Administrator.

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Types of Awards

The Plan Administrator is authorized under the Amended Plan to award any type of arrangement to an employee, director or consultant that is not inconsistent with the provisions of the Amended Plan and that by its terms involves or might involve the issuance of (i) shares of common stock, (ii) cash, or (iii) an option, a stock appreciation right (a “SAR”), or a similar right with a fixed or variable price related to the fair market value of the shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, options, SARs, sales or bonuses of restricted stock, restricted stock units or dividend equivalent rights (collectively, “awards”), and an award may consist of one such security or benefit, or two or more of them in any combination or alternative.

Terms and Conditions of Awards

Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors and those of the Company’s related entities, including such employees, consultants or directors who are residing in non-U.S. jurisdictions as the Plan Administrator may determine from time to time. Each award granted under the Amended Plan shall be designated in an award agreement. To the extent the aggregate fair market value of the shares subject to stock options designated as incentive stock options that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess stock options shall be treated as non-qualified stock options.

Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the award agreements to be issued under the Amended Plan. Incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. However, the Amended Plan permits the designation of beneficiaries by holders of awards, including incentive stock options. Other awards shall be transferable by will and by the laws of descent and distribution and during the lifetime of the participant, to the extent and in the manner authorized by the Plan Administrator.

The Plan Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time; to determine whether and to what extent awards are granted; to determine the number of shares or the amount of other consideration to be covered by each award (subject to the limitations set forth below); to approve award agreements for use under the Amended Plan; to determine the terms and conditions of any award (including, without limitation, vesting schedules, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment, payment contingencies and satisfaction of any performance criteria), to amend the terms of any outstanding award granted under the Amended Plan; to construe and interpret the terms of the Amended Plan and awards granted under the Amended Plan; to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions; and to take such other action not inconsistent with the terms of the Amended Plan, in each case, as the Plan Administrator deems appropriate.

The term of any award granted under the Amended Plan will be stated in the applicable award agreement, provided that the term of an incentive stock option may not exceed 10 years (or five years in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or its parent or subsidiary). Notwithstanding the foregoing, the term of an award shall not include any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award under any deferral program the Plan Administrator may establish in its discretion.

The Amended Plan authorizes the Plan Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the stock option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or a parent or subsidiary). In the case of non-qualified stock options, SARs, and awards intended to qualify as performance-based compensation, the exercise price, base appreciation amount or purchase price (as applicable) shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the Amended Plan, the exercise or purchase price shall be determined by the Plan Administrator. The method of payment of the exercise or purchase price shall be determined by the Plan Administrator. The Plan Administrator, in its discretion, may accept the following, individually or in combination, and in addition to any other types of consideration: cash; check; shares; or with respect to stock options, payment through a broker-dealer sale and remittance procedure or a “net exercise.”

Under the Amended Plan, the Plan Administrator may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish separate programs for the grant of particular forms of awards to one or more classes of participants.

Section 162(m) of the Code.

For awards of stock options and SARs that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a fiscal year is 500,000 shares. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a fiscal year is 500,000 shares. The foregoing limitations shall be adjusted proportionately by the Plan Administrator in the event of any change in the Company’s capitalization, and its determination shall be final, binding and conclusive.

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In order for an award of restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under Code Section 162(m), a “covered employee” is the Company’s chief executive officer (or individual serving in such capacity) and the three other most highly compensated officers of the Company other than the chief financial officer.

The Amended Plan includes the following performance criteria that may be considered by the Plan Administrator when granting awards intended to qualify as performance-based compensation under Section 162(m) of the Code: (i) net earnings or net income (before or after taxes); (ii) earnings per share or earnings per share growth, total units or unit growth; (iii) net sales, sales growth, total revenue or revenue growth; (iv) operating income, net operating profit or pre-tax profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return); (xi) expense targets; (xii) margins; (xiii) operating efficiency; (xiv) market share or change in market share; (xv) customer retention or satisfaction; (xvi) working capital targets; (xvii) completion of strategic financing goals, acquisitions or alliances and clinical progress; (xviii) company project milestones; and (xix) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital). The performance criteria may be applicable to the Company, related entities and/or any individual business units of the Company or any related entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the award agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any other item that is either unusual or infrequent in nature, as determined by the Plan Administrator in accordance with Accounting Standards Codification Topic 225-20 “Extraordinary and Unusual Item.” Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the grantee’s rights with respect to an award intended to be performance-based compensation.

Amendment, Suspension and Termination

The Board may at any time amend, suspend, or terminate the Amended Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders if such amendment would require stockholder approval under Section 422 of the Code or any other applicable law or regulation. Any amendment, suspension or termination of the Amended Plan may not adversely affect the rights of any participant under an outstanding award (unless such participant’s written consent is obtained). Notwithstanding the foregoing, the reduction or increase of the exercise price of any stock option or the base appreciation amount of a SAR and the canceling of any stock option or SAR at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying shares in exchange for another award shall not be subject to stockholder approval.

Certain Adjustments

Subject to any required action by the stockholders of the Company, the number of shares covered by outstanding awards, the number of shares that have been authorized for issuance under the Amended Plan but as to which no awards have been granted or which have been returned to the Amended Plan, the exercise or purchase price of each outstanding award, the maximum number of shares with respect to which awards may be granted to any participant in any calendar year, and the like, shall be proportionally adjusted by the Plan Administrator in the event of (i) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification or similar transaction affecting the shares; (ii) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company; or (iii) any other transaction with respect to the Company’s common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Plan Administrator may also substitute, exchange or grant awards to effect such adjustment. Any such adjustments shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

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Change in Control

Except as otherwise stipulated in an award agreement and irrespective of whether an award is assumed or replaced, in the event of a change in control of the Company, the Amended Plan provides for the automatic vesting and exercisability, and the lapsing of all other restrictions, including vesting restrictions, of all unvested awards. Any performance criteria relevant to such awards shall be deemed to have been achieved at the target performance level. The Plan Administrator may provide that awards that remain outstanding after vesting will be assumed or replaced in connection with the change in control. The Plan Administrator may also provide for the cashing out of outstanding and vested options and SARs based upon the per-share consideration being paid in connection with the change in control, less the applicable exercise price or base amount.

Under the Amended Plan, “change in control” refers to a change in ownership or control of the Company effected through any of the following transactions: (i) a person or group’s direct or indirect acquisition of shares representing more than 50% of the total combined voting power of the Company’s outstanding securities; (ii) a change in the majority of the Company’s board members within 12 months by reason of one or more contested elections; (iii) the consummation of a corporate transaction such as a merger, reorganization, share exchange or consolidation, or asset sale; or (iv) a complete liquidation or dissolution of the Company.

Transferability

Awards generally will be non-transferable except upon the death of a participant, although the Plan Administrator may permit a participant to transfer awards other than incentive stock options (for example, to family members or trusts for family members) subject to such conditions as the Plan Administrator may establish.

Plan Benefits

The proposed amendment and restatement of the Existing Plan would increase the number of shares authorized for issuance from 5,000,000 shares to 7,500,000 shares. Awards granted under the Amended Plan are at the discretion of the Plan Administrator. With the exception of grants that have already been made, it is not possible to determine the benefits or the amounts to be received under the Amended Plan by the Company’s officers, employees, consultants or non-employee directors as a result of such an increase in the number of shares authorized for issuance under the Amended Plan, or as a result of an increase to the provision that provides for certain annual automatic increases under the Amended Plan as described in Proposal 3.

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New Plan Benefits

The following table sets forth all stock options that have been granted to our named executive officers, our current executive officers, our non-executive officer employees and our non-employee directors that are subject to stockholder approval of this Proposal 2 and Proposal 4:

Name of Individual or Identity of Group and Position	Number of Shares Underlying Contingent Options (Granted under the Existing Plan) (1)	Number of Shares Underlying O’Connor Options (Granted Outside the Existing Plan) (2)
Named Executive Officers and Current Executive Officers:
Daniel J. O’Connor, Chief Executive Officer, Current Director and Director Nominee	—	2,500,000
Punit S. Dhillon, President, Current Director and Director Nominee	250,000	—
Richard B. Slansky, Chief Financial Officer	100,000	—
Dr. Sharron Gargosky, Chief Clinical and Regulatory Officer	100,000	—
All current executive officers, as a group (3 persons)	350,000	—
Non-Employee Directors and Non-Executive Officer Employees:
All current non-employee directors and director nominees, as a group (4 persons)	—	—
All non-executive officer employees (including all current officers who are not executive officers) as a group	645,000	—

(1)	Each Contingent Option was granted under the Existing Plan on November 4, 2017, has an exercise price of $1.32 per share, will expire on November 4, 2027, and vests as follows: 25% of the shares subject to the award vested on the November 4, 2017 grant date and 1/36th of the remaining 75% of the shares subject to the award will vest on each of the 36 monthly anniversaries of the grant date, subject to continuing service by the named executive officer on each vesting date.

(2)	The O’Connor Options consist of two stock option awards granted outside of the Existing Plan upon Mr. O’Connor’s appointment as our Chief Executive Officer and are described in detail in Proposal 4.

The following table sets forth the number of outstanding awards held by our executive officers, directors and employees under the Existing Plan as of November 15, 2017:

Name of Individual or Identity of Group and Position	Number of Shares Underlying Outstanding Stock Options Under the Existing Plan	Number of Shares Underlying Outstanding Restricted Stock Units Under the Existing Plan
Named Executive Officers and Current Executive Officers:
Daniel J. O’Connor, Chief Executive Officer, Current Director and Director Nominee	100,000	—
Punit S. Dhillon, President, Current Director and Director Nominee	564,583	275,000
Richard B. Slansky, Chief Financial Officer	247,500	200,000
Dr. Sharron Gargosky, Chief Clinical and Regulatory Officer	75,000	100,000
All current executive officers, as a group (3 persons)	987,083	575,000
Current Non-Employee Directors and Director Nominees:
Dr. Avtar Dhillon, Chairman of the Board and Director Nominee	297,916	100,000
Dr. James DeMesa, Current Director and Director Nominee	126,500	—
Dr. Annalisa M. Jenkins, Current Director and Director Nominee	100,000	—
Dr. Anthony Maida, Current Director	131,500	—
All current non-employee directors and director nominees, as a group (5 persons)	655,916	100,000
Others:
Associates of current executive officers, directors or director nominees who have received awards under the Existing Plan	—	—
All non-executive officer employees (including all current officers who are not executive officers) as a group	1,984,710	425,000

No person not listed in the table above has received or is expected to receive 5% or more of the awards under the Existing Plan. As of November 27, 2017, the closing price of our common stock on the NASDAQ Capital Market was $1.99 per share.

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Certain U.S. Federal Income Tax Consequences

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Amended Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-Qualified Stock Options

The grant of a non-qualified stock option under the Amended Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

A non-qualified stock option can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A non-qualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options. The grant of an incentive stock option under the Amended Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

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Stock Appreciation Rights

Recipients of SARs generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition, over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the appropriate taxes are withheld with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock

A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award (absent certain vesting acceleration provisions). Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted Stock Units

With respect to awards of restricted stock units, no taxable income is reportable when the restricted stock units are granted to a participant or upon vesting of the restricted stock units. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents

Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company

Unless limited by Section 162(m) of the Code, the Company generally will be entitled to a tax deduction in connection with an award under the Amended Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The Amended Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Amended Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

The Board of Directors recommends that you vote “FOR” the approval of the Amended Plan, for the purpose of increasing the number of shares of our common stock reserved for issuance thereunder.

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PROPOSAL 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ONCOSEC MEDICAL INCORPORATED 2011 STOCK INCENTIVE PLAN, FOR THE PURPOSE OF amending the provision therein that provides for certain ANNUAL automatic increases in the shares of our common stock reserved for issuance thereunder

A purpose of the amendment and restatement of the 2011 Plan is to amend our provision to reserve additional shares for issuance under the Amended Plan on an annual basis commencing on the first business day of 2018. Other than this change, which is described in more detail below under “Key Features of the Proposed Amendment to the Existing Plan,” and the increase in the number of shares of our common stock authorized for issuance under the Existing Plan described in Proposal 2, the terms of the Amended Plan are identical to the terms of the Existing Plan. A copy of the proposed Amended Plan is included in this Proxy Statement as Annex A.

The Existing Plan was originally approved by the Board on August 5, 2011 and by our stockholders on March 2, 2012, and originally authorized the Board to issue up to 260,000 shares of common stock to employees, directors and consultants. Both the Existing Plan and the proposed Amended Plan provide for an automatic annual increase in the number of shares authorized for issuance, effective on the first business day of each calendar year. Since the adoption of the Existing Plan, the number of shares of common stock authorized for issuance has been increased by: (i) 3,369,722 shares of common stock pursuant to three amendments approved by our stockholders, and (ii) 1,370,278 shares of common stock pursuant to the automatic increase provisions set forth in the Existing Plan, bringing the total number of shares of common stock authorized for issuance under the Existing Plan to 5,000,000 shares as of the date of this Proxy Statement.

Key Features of the Proposed Amendment to the Existing Plan

The Amended Plan will only become effective if approved by our stockholders. If this Proposal 3 is approved, the following amendment will be made, which is designed to ensure the continued viability of the Amended Plan and which the Board believes is aligned with the best interests of our stockholders:

Increase in Provision that Provides for Certain Annual Automatic Increases

The share reserve of the Existing Plan includes a provision, which provides that the number of shares available for issuance under the Existing Plan automatically increases on the first business day of each calendar year, by the lesser of (i) 3% of the shares of common stock outstanding as of the last day of the immediately preceding calendar year, (ii) 500,000 shares and (iii) such lesser number of shares as may be determined by the Board, the first increase of which commenced in January 2015 and continuing through and including January 1, 2024. The Amended Plan provides that the number of shares available for issuance under the Existing Plan automatically increases on the first business day of each calendar year, beginning with 2018, by the lesser of (i) 3% of the shares of common stock outstanding as of the last day of the immediately preceding calendar year, (ii) 1,000,000 shares and (iii) such lesser number of shares as may be determined by the Board, representing an increase of 500,000 shares. If the Company’s stockholders do not approve this Proposal 3 at the Annual Meeting, the Existing Plan’s provision will continue in its current form and we will continue to grant equity awards under the Existing Plan in accordance with such provision and all other terms thereof.

Please see Proposal 2 for a description of outstanding awards and shares available for future awards under the Existing Plan as of November 15, 2017.

Summary of the Amended Plan

Please see Proposal 2 for a summary of the material features of the Amended Plan.

Plan Benefits; New Plan Benefits

Please see Proposal 2 for information regarding benefits to be received under the Amended Plan and the number of outstanding awards held by our executive officers, directors and employees under the Existing Plan as of July 31, 2017, the last day of our last completed fiscal year.

Certain U.S. Federal Income Tax Consequences

Please see Proposal 2 for a description of certain U.S. Federal Income Tax Consequences under the Amended Plan.

The Board of Directors recommends that you vote “FOR” the approval of the Amended Plan, for the purpose of amending the provision therein that provides for certain annual automatic increases in the shares of our common stock reserved for issuance thereunder.

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PROPOSAL 4

approval of stock option awardS granted to Daniel J. O’Connor upon his appointment as our Chief Executive Officer

On November 7, 2017, the Compensation Committee approved, subject to and contingent on stockholder approval, the grant of stock options to Daniel J. O’Connor, our new Chief Executive Officer. These stock options consist of two grants: (i) an appointment stock option to purchase up to 2,000,000 shares, which is subject to vesting as to 1,000,000 of such shares on the date of stockholder approval and as to the remaining 1,000,000 of such shares in equal monthly installments over the 24 months following the date of grant (the “Appointment Option”); and (ii) a performance stock option to purchase up to 500,000 shares, which is subject to vesting as to 250,000 of such shares on the date of our achievement of 100% enrollment in the PISCES study and as to the remaining 250,000 of such shares in one installment on the one-year anniversary of the date of achievement of such enrollment (the “PISCES Option” and, together with the Appointment Option, the “O’Connor Options”). No other officer, employee, consultant or non-employee director of the Company is eligible to receive an O’Connor Option.

The exercise price of each O’Connor Option will be $1.25 per share, which equals the closing price per share of our common stock on the November 7, 2017 grant date. The O’Connor Options will expire on November 7, 2027, subject to earlier termination if (i) our stockholders do not approve the O’Connor Options, (ii) with respect to the PISCES Option, 100% enrollment in the PISCES study is not achieved, or (iii) Mr. O’Connor ceases to provide services to the Company. If Mr. O’Connor is terminated without cause (as defined in his employment agreement with the Company, which is described under “Executive Compensation—Employment Agreements” below), or if he terminates his employment with the Company for good cause (as defined in his employment agreement with the Company), in each case, following the date of the Annual Meeting, the vesting of the O’Connor Options will accelerate.

As of November 15, 2017, 35,367,727 shares of our common stock were outstanding. If approved, the O’Connor Options will constitute approximately 7.07% of such outstanding shares as of such date. Mr. O’Connor will only realize value from the O’Connor Options if the value of the shares underlying the option awards increases, thereby offsetting in part the potentially dilutive impact of the O’Connor Options on our existing stockholders. Notably, the O’Connor Options were not granted under the Existing Plan in order to avoid depleting the share reserve thereunder.

We are required to obtain stockholder approval of the O’Connor Options under applicable NASDAQ rules. If the O’Connor Options are not approved by our stockholders, Mr. O’Connor will forfeit the O’Connor Options in full, but Mr. O’Connor will remain eligible during the term of his employment with the Company to be granted other equity incentive awards.

Summary of the O’Connor Options

Although not granted under the Existing Plan or the Amended Plan, the O’Connor Options are subject to substantially the same terms and conditions as the Amended Plan as described in Proposal 2. Please see Proposal 2 for a summary of the principal terms of the Amended Plan, which, except for the specific terms of the O’Connor Options as described above in this Proposal 4, are also applicable to the O’Connor Options. The summary is qualified in its entirety by reference to the option agreements attached to this proxy statement as Annex B (the Appointment Option) and Annex C (the PISCES Option).

Plan Benefits; New Plan Benefits

Other than the benefits and amounts described in this Proposal 4, neither Mr. O’Connor nor the Company’s other officers, employees, consultants or non-employee directors will receive any benefits with respect to the O’Connor Options. The table under “New Plan Benefits” in Proposal 2 includes and reflects the O’Connor Options.

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The table below sets forth the number of outstanding awards held by our executive officers, directors and employees pursuant to the O’Connor Options as of November 15, 2017:

Name of Individual or Identity of Group and Position	Number of Shares Underlying Outstanding the O’Connor Options
Named Executive Officers and Current Executive Officers:
Daniel J. O’Connor, Chief Executive Officer, Current Director and Director Nominee	2,500,000
Punit S. Dhillon, President, Current Director and Director Nominee	—
Richard B. Slansky, Chief Financial Officer	—
Dr. Sharron Gargosky, Chief Clinical and Regulatory Officer	—
All current executive officers, as a group (3 persons)	2,500,000
Current Non-Employee Directors and Director Nominees:
Dr. Avtar Dhillon, Chairman of the Board and Director Nominee	—
Dr. James DeMesa, Current Director and Director Nominee	—
Dr. Annalisa M. Jenkins, Current Director and Director Nominee	—
Dr. Anthony Maida, Current Director	—
All current non-employee directors and director nominees, as a group (5 persons)	—
Others:
Associates of current executive officers, directors or director nominees who have received awards under the Existing Plan	—
All non-executive officer employees (including all current officers who are not executive officers) as a group	—

No person not listed in the table above has received or is expected to receive 5% or more of the O’Connor Options. As of November 27, 2017, the closing price of our common stock on the NASDAQ Capital Market was $1.99 per share.

Certain U.S. Federal Income Tax Consequences

Please see Proposal 2 for a discussion of the tax effects of grant of the O’Connor Options, with respect to both Mr. O’Connor and the Company.

The Board of Directors recommends that you vote “FOR” the approval of the O’Connor Options.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has re-appointed Mayer Hoffman McCann P.C. (“MHM”) as our independent registered public accounting firm for our fiscal year ending July 31, 2018. MHM has served as the Company’s independent registered public accounting firm since May 2011. In re-appointing MHM, the Audit Committee considered MHM’s independence with respect to the services to be performed by it, as well as other factors the Audit Committee and the Board considered relevant.

At the Annual Meeting, stockholders will be asked to ratify the appointment of MHM as the Company’s independent registered public accounting firm for our current fiscal year. Stockholder ratification of the appointment of MHM is not required by our bylaws or otherwise. However, the Board of Directors, at the direction of the Audit Committee, is submitting the appointment of MHM to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

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Representatives of MHM are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. MHM has advised the Company that MHM leases substantially all of its personnel, who work under the control of MHM’s shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for its most recently completed fiscal year were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Independent Registered Public Accounting Firm Fees and Services

The following table presents the aggregate fees billed to the Company for professional services rendered by MHM in Fiscal Year 2017 and our fiscal year ended July 31, 2016 (“Fiscal Year 2016”):

	Fiscal Year
	2017	2016
Audit Fees (1)	$176,550	$243,110
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$176,550	$243,110

(1)	Audit Fees consist of fees for professional services rendered by MHM for the audit of our annual consolidated financial statements (including services related to the audit of our internal control over financial reporting in Fiscal Year 2016) and review of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, as well as audit services that are normally provided in connection with other statutory and regulatory filings, including consents related to registration statements on Forms S-3 and S-8, and prospectus supplement review or comfort letter preparation related thereto.

(2)	Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported as Audit Fees. No such fees were billed by MHM for these services during the periods presented.

(3)	Tax Fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning. No such fees were billed by MHM for these services during the periods presented.

(4)	All Other Fees consist of fees billed for all products and services provided that are not included in (1), (2) and (3) above. No such fees were billed by MHM for any such services during the periods presented.

Pre-Approval Policies and Procedures

Our Audit Committee’s charter requires this Committee to pre-approve all audit and permissible non-audit services to be performed for the Company by our independent registered public accounting firm, as well as the fees and terms for these services, subject to certain exceptions for “de minimis” amounts as permitted by applicable SEC rules. In considering such services and fees for approval, the Audit Committee considers whether the provision of the services and the payment of the related fees are compatible with maintaining the independence of our independent registered public accounting firm.

All of the fees and services provided by MHM described in the table above were authorized and approved by the Audit Committee in compliance with these pre-approval policies and procedures.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm.

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CORPORATE GOVERNANCE

Role of the Board

The primary functions and responsibilities of the Board are to oversee management’s operation of the business and affairs of the Company, the determination of our objectives and strategies, and the management of our risks. The functions of the Board are carried out by the full Board and, when delegated, by our Board committees, and each director is a full and equal participant in the major strategic and policy decisions of the Company. The Board has adopted Corporate Governance Guidelines to assist the Board and its committees in performing their duties and serving the best interests of the Company and its stockholders. These Corporate Governance Guidelines are available on our website, located at www.oncosec.com, on the Governance page under the Investors tab.

Director Independence

The Company’s common stock is listed on the NASDAQ Capital Market. The rules of NASDAQ require that a majority of the Company’s directors be “independent directors,” as defined by NASDAQ rules. In addition, NASDAQ rules require that, subject to specified exceptions, each member of a company’s audit, compensation and nominating committee be independent. Audit committee and compensation committee members must also satisfy enhanced independence criteria under certain SEC rules and corresponding NASDAQ rules.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, our Board has determined that Drs. Dhillon, DeMesa and Jenkins, constituting three of the five directors standing for re-election at the Annual Meeting, are independent directors within the meaning of applicable NASDAQ rules. Our Board has also determined that each person serving currently or at any time in Fiscal Year 2017 as a member of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee meets all independence and financial expertise requirements under NASDAQ and SEC rules applicable to each such committee, including the enhanced independence requirements applicable to the Audit Committee and the Compensation Committee. In making these determinations, the current and prior relationships of each director with our Company and all other facts and circumstances deemed relevant were considered, including their beneficial ownership of our capital stock and any related party relationships involving our Company and any such director, as described under “Certain Relationships and Related Party Transactions” below. The Board has determined that Daniel J. O’Connor and Punit Dhillon are not independent directors as of the date of this Proxy Statement because of their respective roles as our Chief Executive Officer and President.

Board Leadership Structure

Under our Corporate Governance Guidelines, the Board has the flexibility to decide whether the roles of Chief Executive Officer and Chairman of the Board should be separated or combined. The Board has determined that it is currently in the best interest of the Company and our stockholders for the roles of Chief Executive Officer and Chairman of the Board to be separated in recognition of the differences between these two roles and to permit the individual serving in each role to focus on different aspects of our business.

For example, our Chief Executive Officer is responsible for setting our strategic direction and managing our day-to-day leadership, operations and performance, while the Chairman of the Board focuses on organizing Board activities and maintaining effective working relationships with senior management and among Board members to enable the Board to provide guidance to and oversight (including risk oversight) and accountability of management, provide the Chief Executive Officer ongoing direction regarding Board needs, interests and opinions, and ensure Board agendas are appropriately directed toward the Company’s most significant matters. Dr. Avtar Dhillon has served as Chairman of the Board since March 2011, and Mr. Punit Dhillon served as our Chief Executive Officer from March 2011 until November 2017 when Mr. Daniel J. O’Connor was appointed to such position.

The Board periodically reviews the Board’s leadership structure to determine whether it continues to best serve the Company and its stockholders. As a result, the Board may determine in the future that these interests are best served by selecting one person to occupy both the Chief Executive Officer and Chairman of the Board roles.

Board Meetings and Director Attendance at Stockholder Meetings

Our Board met five times in Fiscal Year 2017, and each director attended 100% of the meetings of the Board and of the Board committees on which he served during that period.

Our Corporate Governance Guidelines provide that directors are expected to attend our annual meetings of stockholders in person, absent a valid reason. All of our directors attended our 2016 annual meeting of stockholders.

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Board Committees

The Board has established the following standing committees: the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Clinical and Regulatory Affairs Committee, and Finance and Business Development Committee. The Board may also create additional, temporary committees from time to time, including committees relating to financings, strategic transactions or other significant corporate matters. The Board has adopted a written charter for each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, current copies of which are available on our website, www.oncosec.com, on the Governance page under the Investors tab.

The members of each of the Board’s committees from August 1, 2016, the beginning of Fiscal Year 2017, through November 28th, 2017 are set forth in the following tables:

Committee Membership Throughout Fiscal Year 2017

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Clinical and Regulatory Affairs Committee	Finance and Business Development Committee
Dr. Avtar Dhillon	X	Chair	X	X	X
Dr. James DeMesa	X	X	Chair	—	—
Dr. Anthony Maida	Chair	—	X	Chair	—
Punit Dhillon	—	—	—	—	—

Committee Membership After End of Fiscal Year 2017

Director	Audit Committee	Compensation Committee		Nominating and Corporate Governance Committee	Clinical and Regulatory Affairs Committee (1)	Finance and Business Development Committee
Dr. Avtar Dhillon	X	Chair		X	X	X
Dr. James DeMesa	X	X		Chair	—	—
Dr. Annalisa Jenkins (2)	X	X	(3)	X	—	X
Daniel O’Connor (2)(4)	X	X		X	—	X
Punit Dhillon	—	—		—	—	Chair	(5)
Dr. Anthony Maida (6)	Chair	—		X	Chair	—

(1)	The Clinical and Regulatory Affairs Committee was terminated effective November 7, 2017; following such date, the functions of this committee are performed by the Board as a whole.

(2)	Except as otherwise noted, Dr. Jenkins and Mr. O’Connor were first appointed to the Board committees reflected in this table upon their appointments as directors in September 2017.

(3)	Dr. Jenkins was first appointed to the Compensation Committee upon Mr. O’Connor’s removal from such committee in connection with his appointment as the Company’s Chief Executive Officer in November 2017.

(4)	Mr. O’Connor ceased service on all Board committees except for the Finance and Business Development Committee upon his appointment as the Company’s Chief Executive Officer in November 2017.

(5)	Mr. Dhillon was appointed as a member and the Chair of the Finance and Business Development Committee in September 2017. Subject to and upon his reelection as a director, Mr. O’Connor will assume the role of Chair of this committee.

(6)	Dr. Maida will cease service on all Board committees upon the end of his term as a director at the commencement of the Annual Meeting.

Audit Committee

The primary functions of the Audit Committee are, among other things: overseeing our accounting and financial reporting processes and the audits of our financial statements and internal control over financial reporting; reviewing the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements; appointing, retaining and overseeing the work of our independent registered public accounting firm; reviewing and discussing reports from our independent registered public accounting firm regarding critical accounting policies and practices, alternative treatments of financial information and any material written communications between such firm and management; reviewing and discussing with management and our independent registered public accounting firm the Company’s financial statements and financial disclosures prior to the filing thereof in any report filed with the SEC; taking appropriate action to oversee and ensure the independence of our independent registered public accounting firm; and establishing procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met four times in Fiscal 2017.

The Board has determined that each of Dr. Maida and Dr. Jenkins is an “audit committee financial expert,” as defined by applicable SEC rules, and that each member of the Audit Committee has sufficient knowledge in reading and understanding the Company’s financial statements to serve on such committee.

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Compensation Committee

The primary functions of the Compensation Committee are, among other things: reviewing and approving compensation programs and arrangements applicable to our officers; determining the objectives of our executive officer compensation programs, including reviewing and establishing goals and objectives relevant to Chief Executive Officer compensation, and determining the extent to which they are achieved and any related compensation earned; administering our incentive compensation and equity-based plans; reviewing management’s risk assessment regarding the compensation policies and practices of the Company and taking steps to provide that such policies and practices do not encourage unnecessary or excessive risk-taking; and reviewing and approving director compensation and benefits. The Compensation Committee met four times in Fiscal Year 2017.

While certain members of senior management, including primarily our Chief Executive Officer, present their views regarding attainment of business objectives and recommended compensation, the Compensation Committee performs its own independent analysis and makes final determinations regarding compensation related matters. Our Chief Executive Officer is not present during the Compensation Committee’s or the Board’s voting or deliberations regarding his own compensation. The Compensation Committee is not authorized to delegate its authority without the authorization of the Board, but has, with the Board’s authorization, delegated to our Chief Executive Officer and our Chairman of the Board the authority to jointly approve grants of equity awards of 100,000 shares or less.

The Compensation Committee’s charter gives the Compensation Committee the authority to, without any approval of the Board or management, engage and compensate compensation consultants and other advisors as it deems necessary or desirable to carry out its duties, including its evaluation of director or executive officer compensation. Pursuant to its charter and in accordance with applicable NASDAQ and SEC rules, the Compensation Committee would assess the independence of any compensation consultant, including the existence of any conflicts of interest, prior to any engagement. Although the Compensation Committee has engaged independent compensation consultants from time to time in the past, neither the Compensation Committee nor management engaged any compensation consultants in Fiscal Year 2017.

Nominating and Corporate Governance Committee

The primary functions of the Nominating and Corporate Governance Committee are, among other things: assisting in the identification of nominees for election to our Board, consistent with qualifications and criteria approved by the Board; determining the composition of the Board and its committees; recommending to the Board the director nominees for the annual meeting of stockholders; establishing and monitoring a process of assessing the Board’s effectiveness; developing and overseeing a set of corporate governance guidelines and procedures; and overseeing the evaluation of the Board and the Company’s management. The Nominating and Corporate Governance Committee met four times in Fiscal Year 2017.

Clinical and Regulatory Affairs Committee

The Clinical and Regulatory Affairs Committee has responsibilities relating to reviewing and providing counsel regarding the clinical development plan for our ImmunoPulse® programs, including introducing the clinical team to established opinion leaders, potential doctors and investigators, regulatory contacts and other professionals in the clinical oncology field that could benefit us in executing our development plan. The Clinical and Regulatory Affairs Committee does not currently have a written charter. The Clinical and Regulatory Affairs Committee did not meet in Fiscal Year 2017. During Fiscal Year 2017, the functions of the Clinical and Regulatory Affairs Committee were performed by the Board as a whole.

Finance and Business Development Committee

The Finance and Business Development Committee has responsibilities relating to our efforts to obtain adequate funding to finance our development programs and operations. The Financing Committee does not currently have a written charter. The Finance and Business Development Committee did not meet in Fiscal Year 2017. During Fiscal Year 2017, the functions of the Financing Committee were performed by the Board as a whole.

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Nomination of Directors

Our Nominating and Corporate Governance Committee is responsible for identifying and evaluating individuals qualified to become directors and recommending these candidates to our Board for nomination or appointment.

Director Qualifications

In considering potential new directors, the Nominating and Corporate Governance Committee may review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with the Company’s industry; and prominence and reputation. Since prominence and reputation in a particular profession or field of endeavor are what brings most persons to the Board’s attention, there is further consideration of whether the individual has the time available to devote to the work of the Board on one or more of its committees. To this end, our Corporate Governance Guidelines provide that no director is to hold more than four directorships of publicly traded companies, and no member of our Audit Committee is to sit on the Audit Committee of more than two other publicly traded companies. The Nominating and Corporate Governance Committee also reviews the activities and associations of each candidate to ensure there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on the Board. With respect to the nomination of continuing directors for re-election, an individual’s past contributions to the Board are also considered.

Other than the foregoing, there are no stated minimum criteria for director nominees and the Nominating and Corporate Governance Committee may also consider these factors and any such other factors as it deems appropriate and in the best interests of the Company and our stockholders. The Nominating and Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, at least a majority of the members of the Board must be independent directors under NASDAQ rules or the standards of any other applicable self-regulatory organization, and the members of certain of our Board committees must satisfy enhanced independence criteria under applicable NASDAQ and SEC rules. Further, although the Company does not have a formal diversity policy, the Nominating and Corporate Governance Committee seeks to assemble a Board that brings to the Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from a broad range of business, professional, governmental, finance, community and industry experience.

Identification and Evaluation of Director Nominees

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Potential director candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board, executive officers, professional search firms, stockholders or others. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee recommends the director nominees to our Board for approval for election at each annual meeting of stockholders. Under our bylaws, any director appointed by our Board is subject to re-election by our stockholders at our next annual meeting of stockholders.

Stockholder Recommendations of Director Candidates

Pursuant to its charter, our Nominating and Corporate Governance Committee is responsible for considering director candidates recommended by our stockholders. As a result, our Nominating and Corporate Governance Committee considers and evaluates director candidates that are properly submitted by our stockholders in the same manner as other prospective director candidates. Any such submission should be made in writing to the Company at 5820 Nancy Ridge Drive, San Diego, California 92121, Attn: Secretary, and should include the name, address and a current resume of the proposed director candidate, a statement describing the candidate’s qualifications and consent to serve on our Board if selected as a director nominee, and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the proposed director candidate, the number of shares of our common stock that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate. Any stockholder-proposed candidate that is selected by our Nominating and Corporate Governance Committee would be recommended by this committee as a director nominee to the Board, which would then consider and evaluate the candidate in the same manner and based on the same criteria and qualifications as other prospective director candidates. If approved by the Board, the individual would be appointed as a director to a vacant seat on the Board or included in the Board’s slate of recommended director nominees for election at our next annual meeting of stockholders.

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Stockholder Nominations of Directors

Our bylaws provide that any stockholder who is entitled to vote at an annual meeting of our stockholders and who complies with the applicable notice requirements set forth in our bylaws may nominate persons for election to our Board at the annual meeting. A stockholder desiring to nominate a director to our Board must do so in a written notice delivered to or received by the Company at 5820 Nancy Ridge Drive, San Diego, California 92121, Attn: Secretary, within a specified time period before the annual meeting of stockholders at which the proposed director candidate is to be up for election. See “Stockholder Director Nominations and Other Proposals for 2018 Annual Meeting of Stockholders” below for more information, including specific information about these time periods in connection with our next annual meeting of stockholders. The stockholder’s notice must include, among other things as specified in our bylaws: certain personal identification information about the stockholder and its director nominee(s); the principal occupation or employment of the director nominee(s); the class and number of shares of the Company that are beneficially owned by the stockholder and its director nominee(s); and any other information relating to the director nominee(s) that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act. A stockholder who complies with the notice requirements set forth in our bylaws will be permitted to present the director nominee at the applicable annual meeting of stockholders, but will not be entitled to have the nominee included in our proxy statement for the annual meeting, unless an applicable rule of the SEC requires that we include the director nominee in our proxy statement.

Board Role in Risk Oversight

Risk is inherent in every business. We face a number of risks, including business, operational, strategic, research and development, financial and legal and regulatory risks. In general, our management is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through its committees, is responsible for the oversight of risk management. The Board performs its risk oversight function as a whole, as well as through its committee structure.

The involvement of the full Board in setting our business strategy and objectives is integral to the Board’s assessment of our risks, as well as determining appropriate levels of risk and how best to manage risk. In its risk oversight role, the Board receives regular reports and/or presentations from applicable members of management and from the committees of the Board regarding areas of significant risk, assesses these risks in the context of our business and individual transactions or arrangements, and addresses any risk issues with management throughout the year as necessary.

While our Board of Directors has ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management oversight to its committees. In particular:

●	The Audit Committee is responsible for reviewing our policies with respect to risk assessment and risk management generally, and also oversees management of risks relating to our financial reporting and accounting policies and related controls and processes, as well as any related party or conflict-of-interest transactions;

●	The Compensation Committee oversees management of risks relating to our compensation practices and policies, including creating compensation policies and practices that do not encourage unnecessary or excessive risk-taking;

●	The Nominating and Corporate Governance Committee oversees management of risks relating to the composition of the Board, including the independence of our directors, and our processes and procedures for maintaining good corporate governance practices and ethical conduct and behaviors;

●	The Clinical and Regulatory Affairs Committee is intended to assist in the management of risks relating to our clinical programs and other research and development efforts, including associated regulatory and legal risk; and

●	The Finance and Business Development Committee is intended to assist in the management of risks relating to our financing efforts, including associated legal and financial risks.

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We believe our Board’s regular review and analysis of our risks and risk management policies, the separation of the roles of Chairman of the Board and Chief Executive Officer, and the role of our Board committees in the Board’s performance of its risk oversight function, provide appropriate independent oversight of our risk management practices, policies and procedures.

Communications with the Board

Any stockholder who desires to contact our Board or any member(s) of our Board may do so by writing to: Board of Directors, c/o Secretary, OncoSec Medical Incorporated, 5820 Nancy Ridge Drive, San Diego, California 92121. Copies of any such written communications received by the Secretary will be provided to our full Board or any identified member(s), unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. The Code of Business Conduct and Ethics is available for review on our website at www.oncosec.com, on the Governance page under the Investors tab, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at OncoSec Medical Incorporated, 5820 Nancy Ridge Drive, San Diego, California 92121, Attention: Investor Relations. We intend to post on our website any amendments to certain provisions of our Code of Business Conduct and Ethics or any waivers of any such provisions applicable to any director or principal executive, financial or accounting officer or persons performing similar functions, to the extent required by applicable NASDAQ or SEC rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the SEC. Applicable SEC rules also require that copies of these filings be furnished to us. To our knowledge, based solely on our review of copies of such reports or written representations from persons subject to Section 16(a), we believe that all such persons filed on a timely basis all reports required to be filed by Section 16(a) of the Exchange Act during Fiscal 2017.

Certain Relationships and Related Party Transactions

Related Party Transactions

Except as described below and except for employment arrangements and compensation for Board service, which are described under “Executive Compensation” below, since August 1, 2015, there has not been, nor is there currently proposed, any transaction in which we are or were a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers, holders of more than 5% of our common stock or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

We have entered into indemnification agreements with each of our directors and executive officers. In general, these indemnification agreements require the Company to indemnify a director to the fullest extent permitted by law against liabilities that may arise by reason of his or her service for the Company.

Policies and Procedures for Review and Approval of Related Party Transactions

Pursuant to its charter and in accordance with applicable NASDAQ rules, our Audit Committee has the responsibility to review and approve in advance any transactions with a related party. In addition, our Code of Business Conduct and Ethics addresses conflicts of interest, and requires that the existence of any actual or potential conflict be disclosed to the Chairman of the Audit Committee to enable the committee’s full review of the potential conflict. The Audit Committee intends to approve only those related party or conflict of interest transactions that are considered to be in the best interests of the Company and our stockholders. In considering whether to approve any such transaction, the Audit Committee considers such factors as it deems appropriate, and generally focuses on whether the terms of the transaction are at least as favorable to us as terms we would receive on an arm’s-length basis from an unaffiliated third party and whether any such transaction might impair the independence of a director or present a conflict of interest for a director or executive officer.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership of our common stock of (i) each person who, to our knowledge, owns more than 5% of our common stock as of November 15, 2017, (ii) each of our directors and named executive officers (consisting of the persons described under “Executive Compensation” below), and (iii) all of our current directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table below, the address of each person named in the table is: c/o OncoSec Medical Incorporated, 5820 Nancy Ridge Drive, San Diego, California 92121.

Beneficial ownership is determined and calculated in accordance with applicable SEC rules, and generally includes sole or shared voting and/or investment power with respect to securities. These rules provide that shares of our common stock subject to options, warrants, restricted stock units or other rights that are currently exercisable or exercisable or subject to vesting within 60 days after November 15, 2017 are deemed to be beneficially owned and outstanding for purposes of computing the share and percentage ownership of the person holding such options, warrants, restricted stock units or other rights, but are not deemed outstanding for computing the percentage ownership of any other person. As a result, none of the Contingent Options or the O’Connor Options is considered beneficially owned pursuant to such rules, and thus is not reflected as such in the following table.

	Amount and Nature of	Percentage Beneficially
	Beneficial Ownership	Owned
Name of Beneficial Owner	(No. of Shares)	(%)(1)
Avtar Dhillon (2)	778,441	2.2
James DeMesa (3)	134,001	*
Annalisa M. Jenkins (4)	33,333	*
Anthony Maida (5)	126,500	*
Daniel J. O’Connor (6)	33,333	*
Punit S. Dhillon (7)	524,255	1.5
Richard B. Slansky (8)	138,906	*
Sharron Gargosky (9)	190,312	*
All directors, nominees and current executive officers as a group (6 persons) (10)	1,946,581	5.5

* Less than 1%.

(1)	Based on 35,367,727 shares of our common stock issued and outstanding as of November 15, 2017. Except as otherwise indicated, we believe the beneficial owners of our common stock listed in this table, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Includes 292,916 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

(3)	Includes 121,500 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

(4)	Includes 33,333 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

(5)	Includes 126,500 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

(6)	Includes 33,333 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

(7)	Includes (i) 1,250 shares of common stock held of record by Four Front Investments, of which Mr. Dhillon is a shareholder and managing partner, (ii) 30,351 shares of common stock held of record by Mr. Dhillon’s spouse, (iii) 9,000 shares of common stock held in a living trust and (iv) 300,303 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

(8)	Includes 133,906 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

(9)	Includes 190,312 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

(10)	Includes an aggregate of 1,209,603 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after November 15, 2017.

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INFORMATION ABOUT EXECUTIVE OFFICERS

Set forth below is certain information regarding the current executive officers of the Company, including biographical summaries for each of our executive officers who are not also members of our Board.

Name	Position(s) with the Company	Age as of the Annual Meeting	Officer Since
Daniel J. O’Connor	Chief Executive Officer and Director	53	November 2017
Punit S. Dhillon	President and Director	37	March 2011
Richard B. Slansky	Chief Financial Officer	60	July 2015

Richard B. Slansky has been Chief Financial Officer of the Company since July 2015. Mr. Slansky is responsible for leading financial operations and activities for the Company, as well as managing financial plans and budgets. Mr. Slansky served as a financial and operations consultant from September 2014 until June 2015. Previously, Mr. Slansky served as the Chief Financial Officer of GenMark Diagnostics, Inc., a molecular diagnostics company, from April 2012 to May 2014 and served as its Principal Accounting Officer until August 2014. Mr. Slansky served as the Chief Financial Officer at Digirad Corporation, a mobile healthcare and medical equipment company, from March 2009 to April 2012 and served as its Corporate Secretary from March 2011 to April 2012. Mr. Slansky served as the Chief Financial Officer and Corporate Secretary of SpaceDev Inc. from February 2003 to March 2009, and served as its President from November 2004 to December 2008. Mr. Slansky has more than 25 years of senior management experience managing financial investments for life science and high technology companies, including assisting companies with capital-raising transactions, balancing fiscal discipline and growth by cultivating business partnerships between research and development, sales, finance and operations support, and implementing business and financial process improvements. Mr. Slansky has served as a director for several privately held life science and high technology companies, and currently serves on the Board of Directors of three privately held companies, including Chairman of the Board for one of these companies. Mr. Slansky earned a Bachelor’s Degree in Economics with a concentration in Decision Sciences from The University of Pennsylvania’s Wharton School of Business and a Master’s Degree in Business Administration with a concentration in Finance and Accounting from the University of Arizona.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation for each of Fiscal Year 2017 and Fiscal Year 2016 that was awarded to, earned by or paid to (i) our principal executive officer, and (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at the end of Fiscal Year 2017. We refer to these persons as our “named executive officers.”

	Fiscal	Salary	Stock Awards	Option Awards	Total
Name and Principal Position	Year	($)	($)(1)	($)(1)(2)	($)
Punit Dhillon	2017	428,249	201,000	171,895	801,145
President and former Chief Executive Officer(3)	2016	408,890	252,500	2,249,876	2,911,266
Richard Slansky	2017	299,616	134,000	86,869	520,485
Chief Financial Officer	2016	273,898	202,000	402,119	878,017
Sharron Gargosky	2017	267,704	134,000	436,422	838,126
Chief Clinical and Regulatory Officer (4)	2016	—	—	—	—

(1)	Amounts represent the aggregate grant date fair value of stock and option awards granted during each period, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB Topic 718”). For a description of the assumptions and methodologies used to calculate these amounts, see Note 7—Stock-Based Compensation to our consolidated financial statements included in the Annual Report filed with the SEC on October 25, 2017.

(2)	Amounts for Fiscal Year 2017 include the incremental fair value of new stock options granted in exchange for the cancellation of certain previously outstanding stock options in the Exchange Offer (see “Stock Option Exchange Offer” below), computed as of the date of grant of such new stock options. For both Mr. Dhillon and Mr. Slansky, there was zero incremental fair value in the exchange.

(3)	After the end of Fiscal Year 2017, Mr. Dhillon voluntarily resigned from his position as our Chief Executive Officer, but he continues to serve as our President and as a director. See “Executive Officer Changes After Fiscal 2017” below.

(4)	Ms. Gargosky was appointed as our Chief Clinical and Regulatory Officer on September 1, 2016. After the end of Fiscal Year 2017, our Board determined that Ms. Gargosky is not properly considered an executive officer of the Company, based on the definition of such term in applicable SEC rules. However, Ms. Gargosky continues to serve as our Chief Clinical and Regulatory Officer, with the same duties and responsibilities as she had before such determination.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards held by the named executive officers as of July 31, 2017:

	Option Awards(1)						Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)		Number of Securities Underlying Unexercised Options, Not Exercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Punit S. Dhillon	58,333	(4)	41,667	(4)	2.02	3/4/2026	—		—
	124,522	(5)	190,061	(5)	1.29	12/14/2026	—		—
	50,000	(6)	100,000	(6)	1.34	3/29/2027	—		—
	—		—		—	—	125,000	(4)	128,750
	—		—		—	—	150,000	(6)	154,500
Richard B. Slansky	35,000	(4)	25,000	(4)	2.02	3/4/2026	—		—
	44,531	(5)	67,969	(5)	1.29	12/14/2026	—		—
	24,998	(6)	50,002	(6)	1.34	3/29/2027	—		—
	—		—		—	—	100,000	(4)	103,000
	—		—		—	—	100,000	(6)	103,000
Sharron Gargosky	123,750	(7)	146,250	(7)	1.71	9/01/2026	—		—
	24,998	(6)	50,002	(6)	1.34	3/29/2027	—		—
	—		—		—	—	100,000	(6)	103,000

(1)	Except as otherwise noted, all option awards reflect stock options granted under the 2011 Plan that vest as follows: 25% of the shares subject to the award vested on the date of grant and 1/36th of the remaining 75% of the shares subject to the award will vest on each of the 36 monthly anniversaries of the date of grant, subject to continuing service by the named executive officer on each vesting date. Additionally, the stock options may vest immediately upon a corporate transaction or change in control, as defined in the 2011 Plan.

(2)	Except as otherwise noted, all stock awards reflect restricted stock units granted under the 2011 Plan that vest in full on the three-year anniversary of the date of grant. Additionally, the restricted stock units may vest immediately upon a corporate transaction or change in control, as defined in the 2011 Plan.

(3)	Determined by multiplying the unvested portion of the stock awards by $1.03, the closing price of our common stock on July 31, 2017.

(4)	Represents an option award or restricted stock unit award, as applicable, granted on March 4, 2016.

(5)	Represents an option award granted on December 14, 2016 upon completion of the Exchange Offer. See “Stock Option Exchange Offer” below for more information.

(6)	Represents an option award or restricted stock unit award, as applicable, granted on March 29, 2017.

(7)	Represents an option award granted on September 1, 2016 outside of the 2011 Plan as an inducement material to Dr. Gargosky entering into employment with the Company.

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Compensation Matters After Fiscal Year 2017

Executive Officer Changes and Related Employment Agreements

Effective November 7, 2017, (i) Mr. Dhillon voluntarily resigned as our Chief Executive Officer, but continues to serve as our President and as a director on our Board, and (ii) Mr. O’Connor, one of our existing directors, was appointed as our Chief Executive Officer. In connection with these appointments, we entered into executive employment agreements with each of Mr. Dhillon, for his continued role as our President, and Mr. O’Connor, for his new role as our Chief Executive Officer. The descriptions of these employment agreements are set forth under “Employment Agreements” below.

Cash Bonuses

On November 7, 2017, the Compensation Committee approved one-time, discretionary cash bonus awards to certain of our employees and consultants, including our named executive officers, as follows: (i) Mr. Dhillon received a cash bonus of $171,380; (ii) Mr. Slansky received a cash bonus of $90,000; and (iii) Dr. Gargosky received a cash bonus of $90,000.

Contingent Options

On November 4, 2017, the Compensation Committee approved the grant of the Contingent Options, as described in Proposal 2 above, to certain of our employees, including to our named executive officers as follows: (i) Mr. Dhillon received a stock option award to purchase up to 250,000 shares of our common stock; (ii) Mr. Slansky received a stock option award to purchase up to 100,000 shares of our common stock; and (iii) Dr. Gargosky received a stock option award to purchase up to 100,000 shares of our common stock. Each Contingent Option was granted under the 2011 Plan, has an exercise price of $1.32 per share, and vests as follows: 25% of the shares subject to the award vested on the November 4, 2017 grant date and 1/36th of the remaining 75% of the shares subject to the award will vest on each of the 36 monthly anniversaries of the grant date, subject to continuing service by the named executive officer on each vesting date.

Employment Agreements

The following provides descriptions of the employment agreements currently in effect for each of our named executive officers, as well as for Mr. O’Connor, our newly appointed Chief Executive Officer.

Daniel J. O’Connor

On November 7, 2017, we entered into an executive employment agreement with Mr. O’Connor, our Chief Executive Officer. The employment agreement provides for the following, among other things:

●	An initial term of three years, subject to certain provisions for automatic renewals thereafter;

●	An initial annual base salary of $400,000 in cash; provided that, subject to certain conditions as described in Mr. O’Connor’s employment agreement, Mr. O’Connor may elect on an annual basis to receive all or a portion of such salary in the form of shares of our common stock;

●	As a one-time grant in connection with his appointment as Chief Executive Officer, an appointment stock option award to purchase up to 2,000,000 shares of our common stock, which is granted outside the 2011 Plan and contingent upon obtaining the approval of our stockholders at the Annual Meeting (see Proposal 4), has an exercise price of $1.25 per share, and is subject to vesting as to 1,000,000 of such shares on the date of such stockholder approval and as to the remaining 1,000,000 of such shares in equal monthly installments over the 24 months following the date of grant;

●	A performance stock option award to purchase up to 500,000 shares of our common stock, which is granted outside the 2011 Plan and contingent upon obtaining the approval of our stockholders at the Annual Meeting (see Proposal 4), has an exercise price of $1.25 per share, and is subject to vesting as to 250,000 of such shares on the date of achievement of 100% enrollment in the PISCES study and as to the remaining 250,000 of such shares in one installment on the one-year anniversary of the date of achievement of such enrollment;

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●	Eligibility to receive an annual performance-based bonus, payable in cash or shares of our common stock at the our election, in a target amount of 50% of Mr. O’Conner’s then-current annual base salary;

●	Eligibility to receive additional equity awards at the discretion of the Board or a committee thereof;

●	If Mr. O’Connor is terminated other than for cause, if we fail to renew the O’Connor Employment Agreement after the end of the initial term, or if Mr. O’Connor terminates his employment with us for good cause, then he will be entitled to receive severance compensation of (i) if such termination occurs at least six months but less than 12 months after the commencement date of his employment, cash payments equal to ½ of Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus six months’ of medical and dental COBRA premiums; (ii) if such termination occurs at least 12 months but less than 24 months after the commencement date of his employment, cash payments equal to Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus 12 months’ of medical and dental COBRA premiums; or (iii) if such termination occurs at least 24 months after the commencement date of his employment, cash payments equal to twice the amount of Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus 24 months’ of medical and dental COBRA premiums;

●	A living allowance of up to $4,500 per month for the 12 months following the commencement date of Mr. O’Connor’s employment and our reimbursement of certain of Mr. O’Connor’s travel expenses; and

●	Certain additional benefits, including reimbursement of certain income tax return preparation fees and other benefits customarily made available to our other senior employees.

For purposes of Mr. O’Connor’s employment agreement:

●	For cause means (i) commission of a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) willful engagement in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (iii) commission of a material breach of the executive’s employment agreement, which breach is not cured within 30 days after written notice to the executive from the Company; (iv) willful refusal to implement or follow a reasonable and lawful policy or directive of the Company, which breach is not cured within 30 days after written notice to the executive from the Company; or (v) engagement in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally, which misfeasance or malfeasance is not cured 30 days after written notice to the executive from the Company; and

●	Good cause means, subject to certain cure periods and written notification of consent by the executive, the occurrence of any one or more of the following events: (i) a reduction in the amount of the executive’s base compensation in a manner that disproportionately adversely affects the executive, as compared to other senior Company management; (ii) a material and adverse change in the executive’s duties, authority or responsibilities with the Company relative to the duties, authority or responsibilities in effect immediately prior to such reduction; (iii) a material breach by the Company of any of its obligations under the applicable employment agreement; or (iv) for the O’Connor Employment Agreement only, a reduction in the amount of the executive’s base compensation by more than 10% from the initial base compensation set forth in the agreement.

Punit S. Dhillon

On November 7, 2017, we entered into an executive employment agreement with Mr. Dhillon, our President. The employment agreement provides for the following, among other things:

●	An initial term of three years, subject to certain provisions for automatic renewals thereafter;

●	An initial annual base salary of $428,500 in cash; provided that, subject to certain conditions as described in Mr. Dhillon’s employment agreement, Mr. Dhillon may elect on an annual basis to receive all or a portion of such salary in the form of shares of our common stock;

●	Eligibility to receive an annual performance-based bonus, payable in cash or shares of our common stock at our election in a target amount of 40% of Mr. Dhillon’s then-current annual base salary;

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●	Certain severance compensation, as follows: (a) if Mr. Dhillon is terminated other than for cause, by death or by disability, or if Mr. Dhillon terminates his employment with us for good cause, then he will be entitled to receive (i) cash payments equal to the sum of Mr. Dhillon’s then-current annual base salary for a 24-month period; (ii) cash payments equal to a pro -rata portion of the amount of the annual performance-based bonus most recently paid to Mr. Dhillon under his employment agreement; (iii) cash payments of the monthly cost of health care continuation coverage for Mr. Dhillon and his dependents for a 24-month period; and (iv) acceleration of vesting with respect to all outstanding equity awards held by Mr. Dhillon as of the termination date; and (b) if Mr. Dhillon’s employment terminates due to death or disability, then he will be entitled to receive from the Company a lump-sum cash payment equal to a pro-rata portion of the amount of the annual performance-based bonus most recently paid to Mr. Dhillon under his employment agreement; and

●	Certain additional benefits, including reimbursement of certain income tax return preparation fees and other benefits that are customarily made available to our other senior employees.

For purposes of Mr. Dhillon’s employment agreement:

●	For cause means (i) commission of a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) willful engagement in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (iii) commission of a material breach of the executive’s employment agreement, which breach is not cured within 30 days after written notice to the executive from the Company; (iv) willful refusal to implement or follow a reasonable and lawful policy or directive of the Company, which breach is not cured within 30 days after written notice to the executive from the Company; or (v) engagement in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally, which misfeasance or malfeasance is not cured 30 days after written notice to the executive from the Company;

●	Good cause means, subject to certain cure periods and written notification of consent by the executive, the occurrence of any one or more of the following events: (i) a reduction in the amount of the executive’s base compensation in a manner that disproportionately adversely affects the executive, as compared to other senior Company management; (ii) a material and adverse change in the executive’s duties, authority or responsibilities with the Company relative to the duties, authority or responsibilities in effect immediately prior to such reduction; (iii) a material breach by the Company of any of its obligations under the applicable employment agreement; or (iv) for the O’Connor Employment Agreement only, a reduction in the amount of the executive’s base compensation by more than 10% from the initial base compensation set forth in the agreement; and

●	Disability means the executive becoming eligible for the Company’s long-term disability benefits or, in the sole opinion of the Company, the executive’s inability to carry out the responsibilities and functions of the position held by the executive by reason of any physical or mental impairment for more than 90 consecutive days or more than 120 days in any 12-month period.

Richard B. Slansky

Effective July 6, 2015, we entered into an employment agreement with Mr. Slansky, our Chief Financial Officer. The employment agreement provides for the following, among other things:

●	An initial annual base salary of $280,000, subject to increase at the discretion of the Board or a committee thereof (and which has subsequently been increased annually, including an increase of $20,000 in Fiscal Year 2017, to a current annual base salary of $300,000);

●	Eligibility to receive an annual cash bonus at the discretion of the Board or a committee thereof;

●	Eligibility to participate in the Company’s stock incentive plans at the discretion of the Board or a committee thereof;

●	If Mr. Slansky is terminated other than for cause, by death or by disability, or if Mr. Slansky terminates his employment with the Company for good cause, then Mr. Slansky will be entitled to receive, conditioned on his execution of a release, severance payments equal to 12 months of his current annual base salary plus any accrued bonus.

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For purposes of Mr. Slansky’s employment agreement:

●	For cause means (i) commission of a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) willful engagement in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (iii) commission of a material breach of the employment agreement, which breach is not cured within 30 days after written notice to Mr. Slansky from the Company; (iv) willful refusal to implement or follow a reasonable and lawful policy or directive of the Company, which breach is not cured within 30 days after written notice to Mr. Slansky from the Company; or (v) engagement in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally, which misfeasance or malfeasance is not cured within 30 days after written notice to Mr. Slansky from the Company; and

●	Good cause means the occurrence of any one or more of the following events without Mr. Slansky’s consent: (i) a reduction in the amount of Mr. Slansky’s base compensation in a manner that disproportionately adversely affects Mr. Slansky as compared to other senior management of the Company; (ii) any material change in Mr. Slansky’s duties, authority or responsibilities with the Company relative to the duties, authority or responsibilities in effect immediately prior to such change; or (iii) the Company’s relocation of Mr. Slansky’s work location more than 30 miles from Company’s headquarters without Mr. Slansky’s consent; provided in each case that the Company shall have 15 business days following its receipt of written notice from Mr. Slansky to cure any such event before it is deemed an event constituting good cause.

Sharron Gargosky

Effective September 1, 2016, we entered into an employment agreement with Dr. Gargosky, our Chief Clinical and Regulatory Officer. The employment agreement provides for the following, among other things:

●	An initial annual base salary of $300,000, subject to increase at the discretion of the Board or a committee thereof;

●	Eligibility to receive an annual cash bonus at the discretion of the Board or a committee thereof;

●	Eligibility to participate in the Company’s stock incentive plans at the discretion of the Board or a committee thereof; and

●	If Dr. Gargosky is terminated other than for cause, by death or by disability, or if Dr. Gargosky terminates her employment with the Company for good cause, then Dr. Gargosky shall be entitled to receive, conditioned on her execution of a release, severance payments equal to 12 months of her then -current annual base salary plus any accrued bonus.

For purposes of Dr. Gargosky’s employment agreement:

●	For cause means (i) commission of a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) willful engagement in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (iii) commission of a material breach of the employment agreement, which breach is not cured within 20 days after written notice to Dr. Gargosky from the Company; (iv) willful refusal to implement or follow a lawful policy or directive of the Company, which breach is not cured within 20 days after written notice to Dr. Gargosky from the Company; or (v) engagement in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally; and

●	Good cause means the occurrence of any one or more of the following events without Dr. Gargosky’s consent: (i) a reduction in the amount of Dr. Gargosky’s base compensation in a manner that disproportionately adversely affects Dr. Gargosky as compared to other senior management of the Company; or (ii) any material change in Dr. Gargosky’s duties, authority or responsibilities with the Company relative to the duties, authority or responsibilities in effect immediately prior to such change; provided in either case that the Company shall have 15 business days following its receipt of written notice from Dr. Gargosky to cure any such event before it is deemed an event constituting good cause.

Other Elements of Compensation

Health and Welfare Plans

Our executive officers are eligible to participate in our employee benefit plans, including our health and welfare plans, on the same basis as our other employees.

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401(k) Plan

We currently maintain a defined contribution savings plan pursuant to Section 401(k) of the Code. The plan is for the benefit of all qualifying employees, including our executive officers, and permits voluntary contributions by employees of up to 100% of eligible compensation, subject to maximum limits imposed by the Internal Revenue Service. The terms of the plan allow for discretionary employer contributions, and we currently match 100% of each employee’s contributions, up to a maximum of 3% of such employee’s annual compensation.

Stock Option Exchange Offer

On December 14, 2016, we completed an offer (the “Exchange Offer”) to exchange certain then-outstanding stock options to purchase shares of our common stock for a lesser number of new stock options with a lower exercise price. Stock options with an exercise price greater than or equal to $3.00 and held by employees (including the named executive officers), directors, and consultants in continuous service for the Company through the completion of the Exchange Offer were eligible for exchange. In the Exchange Offer, an exchange ratio of 2-for-1 applied to stock options with an exercise price from $3.00 to $9.99, and an exchange ratio of 3-for-1 applied to stock options with an exercise price of $10.00 or more. On the date the Exchange Offer was completed, each stock option tendered for exchange in the Exchange Offer was cancelled, and each new stock option was granted pursuant to the exchange ratios described above. Each new stock option granted in the Exchange Offer (i) has an exercise price equal to the market price of the Company’s common stock on the date of grant, which was $1.29, (ii) has a new contractual term that is equal in length to the term that was originally provided for in the surrendered and cancelled stock option, (iii) is subject to a new vesting schedule, with 25% of the stock option vested upon grant and the remaining 75% of the stock options vesting in equal monthly increments over a period equal in length to the vesting period of the surrendered and cancelled stock option, (iv) has been granted under the 2011 Plan, and (v) had other terms and conditions generally consistent with the surrendered and cancelled stock option.

Each of our named executive officers participated in the Exchange Offer as follows:

	No. of Shares Subject to Eligible Stock Options Exchanged
Named Executive Officer	Exercise Price of $3.00 $9.99 (Exchanged at a Ratio of 2:1)		Exercise Price of $10.00 or More (Exchanged at a Ratio of 3:1)		Total No. of Shares Subject to New Stock Options Granted
Punit Dhillon	562,500	(1)	100,000	(1)	314,583
Richard Slansky	225,000	(2)	—		112,500
Sharron Gargosky	—		—		—

(1)	Consists of the following surrendered and cancelled stock options: (i) a stock option award to purchase 25,000 shares of common stock granted on April 25, 2012 with an exercise price of $4.20 per share; (ii) a stock option award to purchase 12,500 shares of common stock granted on February 8, 2013 with an exercise price of $4.60 per share; (iii) a stock option award to purchase 100,000 shares of common stock granted on March 7, 2014 with an exercise price of $16.10 per share; (iv) a stock option award to purchase 25,000 shares of common stock granted on March 3, 2015 with an exercise price of $7.60 per share, and (v) a stock option award to purchase 500,000 shares of common stock granted on August 21, 2015 with an exercise price of $5.76 per share.

(2)	Consists of the following surrendered and cancelled stock options: (i) a stock option award to purchase 150,000 shares of common stock granted on July 6, 2015 with an exercise price of $6.12 per share; and (ii) a stock option award to purchase 75,000 shares of common stock granted on August 21, 2015 with an exercise price of $5.76 per share;

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DIRECTOR COMPENSATION

Director Compensation Policy

The Board determines the form and amount of director compensation after its review of recommendations made by the Compensation Committee. Under our director compensation policy, our directors are compensated as follows:

●	Directors who are also employees of our Company do not receive any separate compensation for their service as directors, except that all directors receive reimbursement for reasonable out-of-pocket expenses incurred in attending Board or Board committee meetings or otherwise in connection with performance of their duties as directors;

●	All non-employee directors receive annual cash compensation of $50,000 for services as a director, including services on all committees of the Board except as described below;

●	The Chairman of the Board receives additional annual cash compensation of $120,000 for services in such capacity;

●	The members of the Clinical and Regulatory Affairs Committee receive additional annual cash compensation of $25,000 for services in such capacity; and

●	Dr. Avtar Dhillon receives additional annual cash compensation of $25,000 for services as a member of the Finance and Business Development Committee, in recognition of his contributions and efforts on such committee.

Director Compensation Table

The following table provides information about the compensation of our non-employee directors for Fiscal Year 2017:

	Fees Earned or Paid in Cash	Option Awards	Total
Name (1)	($)	($)(2)(3)	($)
Dr. Avtar Dhillon	170,000	22,893	192,893
Dr. Anthony Maida	75,000	22,893	97,893
Dr. James DeMesa	50,000	22,893	72,893

(1)	As of July 31, 2017, the number of shares subject to all outstanding option awards and stock awards held by our non-employee directors were as follows:

Director	Number of Shares Subject to Option Awards		Number of Shares Subject to Stock Awards
Dr. Avtar Dhillon	297,916	(a)	100,000	(b)
Dr. Anthony Maida	131,500	(c)	—
Dr. James DeMesa	126,500	(d)	—

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(a)	Consists of the following option awards: (i) a stock option award to purchase 12,500 shares of common stock granted on March 4, 2016 with an exercise price of $2.02 per share; (ii) a stock option award to purchase 265,416 shares of common stock granted upon completion of the Exchange Offer (see footnote (3) below) on December 14, 2016 with an exercise price of $1.29 per share; and (iii) a stock option award to purchase 20,000 shares of common stock granted on March 29, 2017 with an exercise price of $1.34 per share.

(b)	Consists of a restricted stock unit award with respect to 100,000 shares of common stock granted on March 4, 2016.

(c)	Consists of the following option awards: (i) the stock option awards described in footnote (d) below, and (ii) a stock option award to purchase 5,000 shares of common stock granted on September 27, 2011 with an exercise price of $8.00 per share. Dr. Maida’s term of service as a director will expire upon the commencement of the Annual Meeting. As a result, all of Dr. Maida’s outstanding stock options as of such date described in this footnote (c), of which 126,500 are or will be vested and exercisable as of the date of the Annual Meeting, will be forfeited if not exercised by Dr. Maida on or before April 12, 2018.

(d)	Consists of the following option awards: (i) a stock option award to purchase 5,000 shares of common stock granted on April 25, 2012 with an exercise price of $4.20 per share; (ii) a stock option award to purchase 5,000 shares of common stock granted on April 15, 2013 with an exercise price of $5.00 per share; (iii) a stock option award to purchase 12,500 shares of common stock granted on March 7, 2014 with an exercise price of $16.10 per share; (iv) a stock option award to purchase 12,500 shares of common stock granted on March 3, 2015 with an exercise price of $7.60 per share, (v) a stock option award to purchase 59,000 shares of common stock granted on August 21, 2015 with an exercise price of $5.76 per share; (vi) a stock option award to purchase 12,500 shares of common stock granted on March 4, 2016 with an exercise price of $2.02 per share; and (vii) a stock option award to purchase 20,000 shares of common stock granted on March 29, 2017 with an exercise price of $1.34 per share.

(2)	Amounts represent the aggregate grant date fair value of option awards granted during each period, computed in accordance with FASB Topic 718. For a description of the assumptions and methodologies used to calculate these amounts, see Note 7—Stock-Based Compensation to our consolidated financial statements included in the Annual Report filed with the SEC on October 25, 2017.

(3)	Amounts reflect the incremental fair value of new stock options granted in exchange for the cancellation of certain previously outstanding stock options in the Exchange Offer (see “Executive Compensation—Stock Option Exchange Offer” above), computed as of the date of grant of such new stock options; for non-employee directors who participated in the Exchange Offer, such incremental fair value was $0.

Each of our non-employee directors participated in the Exchange Offer as follows:

No. of Shares Subject to
Eligible Stock Options Exchanged
	Exercise Price of		Exercise Price of		Total No. of Shares
	$3.00 — $9.99		$10.00 or More		Subject to New
	(Exchanged at a		(Exchanged at a		Stock Options
Director	Ratio of 2:1)		Ratio of 3:1)		Granted
Avtar Dhillon	522,500	(a)	12,500	(a)	265,416
James DeMesa	—		—		—
Anthony Maida	—		—		—

(a)	Consists of the following surrendered and cancelled stock options: (i) a stock option award to purchase 5,000 shares of common stock granted on April 25, 2012 with an exercise price of $4.20 per share; (ii) a stock option award to purchase 5,000 shares of common stock granted on April 15, 2013 with an exercise price of $5.00 per share; (iii) a stock option award to purchase 12,500 shares of common stock granted on March 7, 2014 with an exercise price of $16.10 per share; (iv) a stock option award to purchase 12,500 shares of common stock granted on March 3, 2015 with an exercise price of $7.60 per share, and (v) a stock option award to purchase 500,000 shares of common stock granted on August 21, 2015 with an exercise price of $5.76 per share.

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EQUITY COMPENSATION PLANS

Current Equity Compensation Plans

We currently maintain two equity compensation plans: the 2011 Plan and the OncoSec Medical Incorporated 2015 Employee Stock Purchase Plan (the “ESPP”).

2011 Plan

The terms of the 2011 Plan as presently in effect, as well as the proposed amendments to the 2011 Plan we are asking our stockholders to approve at the Annual Meeting, are described in detail under the description of Proposals 2 and 3 above.

ESPP

The ESPP was approved by the Board in October 2015 and by our stockholders in December 2015.

Eligibility

Any employee of the Company or of any present or future subsidiary of the Company designated by the Compensation Committee of the Board is eligible to participate in an offering under the ESPP (an “Offering”). Notwithstanding the foregoing, the Compensation Committee has the authority to exclude employees who are customarily employed for 20 or fewer hours per week and/or five or fewer months in any calendar year from an Offering. No employee who owns or holds options to purchase, or who as a result of participation in the ESPP would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company is eligible to participate in the ESPP.

Administration

The ESPP is administered, at the Company’s expense, by the Compensation Committee of the Board or a committee designated by the Board. Subject to the provisions of the ESPP, the administrator determines the terms and conditions of rights granted under the ESPP to purchase, through accumulated payroll deductions, up to a number of shares of the Company’s common stock (“Purchase Rights”). All questions of interpretation or application of the ESPP and Purchase Rights thereunder are determined in the sole discretion of the administrator, and its decisions are final, conclusive, and binding upon all persons. If at any time there is not an administrator, the Board shall serve as the administrator. The ESPP provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable costs, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the ESPP.

Share Reserve

A maximum of 500,000 shares of the Company’s authorized but unissued or reacquired shares of common stock may be issued under the ESPP, subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or similar change in the Company’s capital structure, or in the event of any merger, sale of assets, or other reorganization of the Company. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right shall be again available for issuance under the ESPP.

Offerings

Generally, each Offering will be for a period of six months (an “Offering Period”), commencing on the date designated by the administrator of the ESPP. The administrator may establish a different term for an Offering, not to exceed 27 months, or different commencement or ending dates for any Offering Period.

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Participation and Purchase of Shares

Participation in an Offering under the ESPP is limited to eligible employees who authorize payroll deductions prior to the first day of an Offering Period (the “Offering Date”). Payroll deductions may not exceed 10% (or such other rate as the administrator determines) of an employee’s compensation on any payday during the Offering Period. An employee who becomes a participant in the ESPP will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the ESPP, becomes ineligible to participate, or terminates employment.

Subject to any uniform limitations or notice requirements imposed by the Company, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the ESPP at any time during an Offering. Upon withdrawal, the Company will refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering or the subsequent Offering.

Subject to certain limitations, each participant in an Offering is granted a Purchase Right equal to the lesser of (i) that number of whole shares determined by dividing the “Dollar Limit” by the fair market value of a share of common stock on the Offering Date and (ii) the “Share Limit.” For this purpose, the “Dollar Limit” is determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounded to the nearest whole dollar. The “Share Limit” is equal to 500 multiplied by the number of months (rounded to the nearest whole month) in the Offering Period and rounded to the nearest whole share. However, no participant may purchase shares of common stock under the ESPP or any other employee stock purchase plan of the Company having a fair market value exceeding $25,000 for each calendar year (measured by the fair market value of the Company’s common stock on the first day of the Offering Period in which the shares are purchased) in which a Purchase Right is outstanding at any time. Purchase Rights are nontransferable and may only be exercised by the participant.

On the last day of each Offering Period (a “Purchase Date”), the Company issues to each participant in the Offering the number of shares of the Company’s common stock determined by dividing the amount of payroll deductions accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the ESPP is established by the administrator of the ESPP but may not be less than 85% of the lesser of the fair market value per share of common stock on the Offering Date or on the Purchase Date. The fair market value of the common stock on any relevant date generally will be the closing price per share as reported on the national or regional securities exchange or quotation system constituting the primary market for the shares. Any payroll deductions under the ESPP not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next Offering Period, at the option of the participant.

Amendment and Termination

The ESPP will continue until terminated by the administrator. The administrator may at any time amend or terminate the ESPP, except that the approval of the Company’s stockholders is required within 12 months of the adoption of any amendment (i) increasing the number of shares authorized for issuance under the ESPP, or (ii) changing the definition of the corporations which may be designated by the administrator as corporations the employees of which may participate in the ESPP.

Corporate Transactions

The ESPP defines a “Change in Control” of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the stock of the Company, its successor, or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company’s voting stock; (ii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; (iii) certain mergers or consolidations to which the Company is a party; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor, or purchasing corporation or parent thereof may assume the Company’s rights and obligations under the ESPP. However, if such corporation elects not to assume the outstanding Purchase Rights, the Purchase Date of the then-current Offering Period will be accelerated to a date before the Change in Control specified by the Plan Administrator. Any Purchase Rights that are not assumed or exercised prior to the Change in Control will terminate.

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Certain U.S. Federal Income Tax Consequences

The following is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the ESPP or purchasing shares under the ESPP. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (a “Disqualifying Disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant’s death.

A capital gain or loss will be long-term if the participant holds the shares for more than 12 months and short-term if the participant holds the shares for 12 months or less.

If the participant disposes of the shares in a Disqualifying Disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of July 31, 2017 regarding compensation plans under which our equity securities are authorized for issuance:

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	4,473,363	(2)	$1.96	990,217	(3)
Equity compensation plans not approved by security holders (4)	270,000		$1.71	270,000
TOTAL	4,743,363		$1.94	1,260,217

(1)	The weighted-average exercise price does not reflect 1,100,000 shares that will be issued upon the settlement of outstanding restricted stock units, as such awards do not have an exercise price.

(2)	Of these shares 3,373,363 were subject to stock options outstanding under the 2011 Plan and 1,100,000 were subject to restricted stock units outstanding under the 2011 Plan.

(3)	Represents (i) an aggregate of 526,637 shares of common stock available for future issuance under the 2011 Plan, and (ii) an aggregate of 463,580 shares of common stock available for future issuance under the ESPP.

(4)	Represents a stock option award to purchase up to 270,000 shares that was not granted under the Existing Plan. This out-of-plan stock option award was granted on September 1, 2016 to a new employee as an inducement material to entering into employment with the Company, has an exercise price of $1.71 per share, has a term of 10 years from the date of grant, and becomes fully vested within three years of the date of grant. As of July 31, 2017, 123,750 of the shares subject to this out-of-plan stock option award were fully vested.

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AUDIT COMMITTEE REPORT

Management of the Company is responsible for preparing OncoSec’s financial statements, as well as for OncoSec’s financial reporting processes, accounting principles and internal controls. Mayer Hoffman McCann P.C., or MHM, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), including expressing an opinion on our financial statements and our internal control over financial reporting, in each case, when required. The Audit Committee is responsible for providing independent, objective oversight of these processes and functions on behalf of the Board.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with management and MHM the Company’s audited consolidated financial statements included in the Annual Report. The Audit Committee has also discussed with MHM the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from MHM required by the applicable requirements of the Public Company Accounting Oversight Board (United States) regarding MHM’s communications with the Audit Committee concerning independence, and has discussed with MHM its independence.

Based on the Audit Committee’s reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Annual Report.

November 28, 2017

THE AUDIT COMMITTEE:

Anthony Maida (Chair)
James DeMesa
Avtar Dhillon
Annalisa M. Jenkins

This Audit Committee Report shall not be deemed to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act other than as provided by applicable SEC rules, or to the liabilities of Section 18 of the Exchange Act except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

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OTHER MATTERS

Annual Report

Our Annual Report accompanies this Proxy Statement. Additional copies of the Annual Report, without exhibits, can be obtained without charge by contacting us at 5820 Nancy Ridge Drive, San Diego, California 92121, or (855) 662-6732, or can be accessed on our website, located at www.oncosec.com.

Stockholder Director Nominations and Other Proposals for Our Next Annual Meeting of Stockholders

The submission deadline for stockholder proposals to be included in our proxy materials for our next annual meeting of stockholders after the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act is July 31, 2018 if the meeting is held between December 13, 2018 and February 11, 2019 or, if the meeting is not held within these dates, a reasonable time before we begin to print and send our proxy materials for the meeting. All such proposals must be in writing and sent to our Secretary at the address of our principal executive offices, and must otherwise comply with Rule 14a-8 in all respects.

In addition, under our bylaws, director nominees and other proposals may be presented at an annual meeting of stockholders only by or at the direction of the Board or by a stockholder who has given us timely written notice of the nomination or proposal. To be timely for our 2018 annual meeting of stockholders, (i) in the case of a stockholder seeking inclusion of a proposal (but not a director nominee) in our proxy materials, the stockholder’s notice must be delivered to or mailed and received by our Secretary at the address of our principal executive offices between June 1, 2018 and July 31, 2018 if the meeting is held between December 13, 2018 and February 11, 2019, or if the meeting is not held within these dates, no later than the 90th day before the date of the meeting or the 15th day after our first public announcement of the date of the meeting, whichever is later, and (ii) in the case of a stockholder not seeking inclusion of a director nominee or other proposal in our proxy materials, a stockholder’s notice must be delivered to or mailed and received by our Secretary at the address of our principal executive offices not less than 90 days before the date of the meeting. A stockholder’s notice must set forth, as to each director nominee or other proposal the stockholder proposes to bring before the meeting, all of the information required by our bylaws. Stockholders may obtain more information about these notice requirements by referencing a copy of our bylaws contained in the filings we make with the SEC, which are available through our website at www.oncosec.com or through the SEC’s website at www.sec.gov.

We will not entertain any director nominations or other proposal at the Annual Meeting or at our 2018 annual meeting of stockholders that do not meet the requirements set forth in our Bylaws. Further, if we comply and the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or director nominee.

Other Business at the Annual Meeting

The Board of Directors is not aware of any matter to be presented at the Annual Meeting that is not listed on the Notice of Annual Meeting of Stockholders and discussed in this Proxy Statement. If other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote all proxies in accordance with the recommendation of the Board or, if no such recommendation is given, in their own discretion.

By order of the Board of Directors,

/s/ Richard B. Slansky
Richard B. Slansky
Chief Financial Officer and Secretary

San Diego, California

November 28, 2017

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ANNEX A

ONCOSEC MEDICAL INCORPORATED 2011 STOCK INCENTIVE PLAN

(as proposed to be amended and restated)

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors; or

(iii) the consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

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(A) all or substantially all of the individuals and entities who have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of the total combined voting power of the Company’s outstanding voting securities Company’s immediately prior to such Corporate Transaction will have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total combined voting power of the then outstanding voting securities of the acquiring entity or the corporation or entity resulting from such Corporate Transaction (including, without limitation, the Company or other entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Entity”) in substantially the same proportions as their ownership of the Company’s voting securities, immediately prior to such Corporate Transaction; and

(B) individuals who were members of the Board before the Corporation Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Entity; or

(iv) a complete liquidation or dissolution of the Company.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means OncoSec Medical Incorporated, a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(p) “Corporate Transaction” means any of the following transactions:

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(i) a merger, reorganization, share exchange or consolidation; or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company.

(q) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(r) “Director” means a member of the Board or the board of directors of any Related Entity.

(s) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

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(z) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee) “Plan” means this 2011 Stock Incentive Plan, as amended and restated.

(ff) “Registration Date” means the first to occur of (i) the date the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The New York Stock Exchange; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(gg) “Related Entity” means any Parent or Subsidiary of the Company.

(hh) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm) “Share” means a share of the Common Stock.

(nn) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

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3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is seven million five hundred thousand (7,500,000) Shares, and commencing with the first business day of each calendar year beginning with 2018, such maximum aggregate number of Shares shall be increased by a number equal to the lesser of (i) three percent (3%) of the number of Shares outstanding as of the last day of the immediately preceding calendar year, (ii) one million (1,000,000) Shares, and (iii) such lesser number of Shares as may be determined by the Board. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The New York Stock Exchange (or other established stock exchange or national market system on which the Common Stock is traded) or Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

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(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee. Notwithstanding the foregoing, (A) the reduction or increase of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan and (B) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award, in each case, shall not be subject to shareholder approval;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

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6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) net earnings or net income (before or after taxes), (ii) earnings per share or earnings per share growth, total units or unit growth, (iii) net sales, sales growth, total revenue or revenue growth, (iv) operating income, net operating profit or pre-tax profit, (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue, (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), (vii) earnings before or after taxes, interest, depreciation, and/or amortization, (viii) gross or operating margins, (ix) productivity ratios, (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return), (xi) expense targets, (xii) margins, (xiii) operating efficiency, (xiv) market share or change in market share, (xv) customer retention or satisfaction, (xvi) working capital targets, (xvii) completion of strategic financing goals, acquisitions or alliances and clinical progress, (xviii) company project milestones and (xix) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital). The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any other item that is either unusual or infrequent in nature, as determined in accordance with Accounting Standards Codification Topic 225-20 “Extraordinary and Unusual Item” by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

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(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. For Options and SARs that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be five hundred thousand (500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be five hundred thousand (500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

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(k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

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(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the amount required to be withheld (provided the amount withheld does not exceed the maximum statutory tax rate for an employee in the applicable jurisdiction(s) or such lesser amount as is necessary to avoid adverse accounting treatment) reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash.

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

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(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Acceleration of Awards Upon a Change in Control. Except as provided otherwise in an Award Agreement, in the event of a Change in Control and irrespective of whether the Award is Assumed or Replaced, (a) outstanding Options and SARs shall immediately vest and become exercisable; and (b) the restrictions and other conditions applicable to outstanding Restricted Stock, Restricted Stock Units, and other Share-based Awards, including vesting requirements, shall immediately lapse, and any performance criteria relevant to such Awards shall be deemed to have been achieved at the target performance level; such Awards shall be free of all restrictions and fully vested; and, with respect to Restricted Stock Units, shall be payable immediately in accordance with their terms or, if later, as of the earliest permissible date under Section 409A of the Code. The Administrator may provide that Awards that remain outstanding after vesting pursuant to the preceding sentence will be Assumed or Replaced in connection with the Change in Control. With respect to Options and SARs, the Administrator may also provide for the cashing out of outstanding and vested Options and SARs based on the based upon the per-Share consideration being paid in connection with such Change in Control, less the applicable exercise price or base amount; provided, however, that holders of Options and SARs shall be entitled to consideration in respect of cancellation of such Awards only if the per-Share consideration less the applicable exercise price or base amount is greater than $0, and to the extent that the per-share consideration is less than or equal to the applicable exercise price or base amount, such Awards shall be cancelled for no consideration. Awards need not be treated uniformly. Notwithstanding the foregoing, with respect to any Award that constitutes deferred compensation under Section 409A of the Code, to the extent required to comply with Section 409A of the Code, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(i) shall not be considered a Change in Control.

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(a) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan first became effective upon its adoption by the Board on August 5, 2011. Subject to stockholder approval of the amendment and restatement of the Plan by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on December 6, 2016, the Plan shall continue in effect for a term of ten (10) years following the date of such Annual Meeting, unless sooner terminated.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

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18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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ANNEX B

CONTINGENT OPTION GRANT

ONCOSEC MEDICAL INCORPORATED 2017 STOCK OPTION AWARD

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:	Daniel J. O’Connor 5820 Nancy Ridge Drive San Diego, CA 92121

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Notice.

Award Number:
Date of Award:	November 7, 2017
Vesting Commencement Date:	January 12, 2018
Exercise Price per Share:	$1.25
Total Number of Shares Subject to the Option (the Shares”):	2,000,000
Total Exercise Price:	$2,500,000
Type of Option:	Non-Qualified Stock Option
Expiration Date:	November 7, 2027
Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

One million (1,000,000) Options shall vest upon the Company’s stockholders’ approval of the Option at the Company’s first annual meeting following the Date of Award and one twenty-fourth (1/24th) of the remaining one million (1,000,000) Contingent Options shall vest on each monthly anniversary of the date of such stockholder approval. If the Company’s stockholders do not approve the Option, the Option shall terminate immediately following the Company’s first annual meeting following the Date of Award. Notwithstanding the foregoing, in the event that the Company terminates Grantee’s Continuous Service and such termination is not For Cause or if the Grantee resigns for Good Cause, in each case, following the Company’s first annual meeting following the Date of Award, the Options shall vest in full subject to the Grantee’s execution, delivery and non-revocation of a general release of claims in favor of the Company and its affiliates within forty-five (45) days following the termination date (and non-revocation thereof within seven (7) days thereafter).

During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of three (3) months. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

OncoSec Medical Incorporated
A Nevada corporation

By:	/s/ Punit S. Dhillon
Title:	President

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: November 7, 2017	Signed:

/s/ Daniel J. O’Connor
Grantee

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Award Number:

ONCOSEC MEDICAL INCORPORATED
2017 CONTINGENT STOCK OPTION AWARD

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. OncoSec Medical Incorporated, a Nevada corporation (the “Company”) hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”) an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of this Stock Option Award Agreement (the “Option Agreement”) and the Notice which are incorporated herein by reference. The Option is not intended to qualify as an incentive stock option as defined in Section 422 of the code. Accordingly, the Option is a non-qualified stock option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. The Option shall be subject to the provisions of Section 17 of this Option Agreement relating to the exercisability or termination of the Option in the event of a Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Appendix A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(e) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

(c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares (the “Tax Withholding Obligation”). Notwithstanding the foregoing, at any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax Withholding Obligation arises (e.g., an exercise date), the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation that the Company determines is sufficient by, if permissible under Applicable Law, directing the Company to withhold from those Shares otherwise issuable to the Grantee the whole number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy the Tax Withholding Obligation. Furthermore, in the event of any determination that the Company and/or a Related Entity has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company and/or the Related Entity the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company and/or the Related Entity to do so, whether or not the Grantee is an employee of the Company and/or the Related Entity at that time.

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(d) Section 16(b). Notwithstanding any provision of this Option Agreement to the contrary, other than termination of the Grantee’s Continuous Service for Cause, if a sale within the applicable time periods set forth in Sections 6, 7 or 8 herein of Shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such Shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Continuous Service, or (iii) the date on which the Option expires.

3. Grantee’s Representations. Concurrently with the grant of this Option, Participant shall deliver to the Company its Investment Representation Statement in the form attached hereto as Appendix B.

4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d) payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares subject to the Option equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws or if the Shares subject to the Option have not been registered under the Securities Act of 1933 pursuant to an effective Registration Statement on Form S-8. Grantee acknowledges that the Company makes no representation or warranty regarding the eligibility of the Option for inclusion on a Registration Statement on Form S-8 or the likelihood that any such Registration Statement on Form S-8 will be declared effective. If the exercise of the Option within the applicable time periods set forth in Sections 6, 7 and 8 of this Option Agreement is prevented by the provisions of this Section 5, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

6. Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

7. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

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8. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

9. Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. It is the intent of the Company that the Option be exempt from Section 409A of the Code (“Section 409A”). Nevertheless, the Company makes no representation that the Option will be exempt from or comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Option or to mitigate its effects on the Option. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A.

12. Entire Agreement: Governing Law. The Notice and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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14. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 17 hereof, the number of Shares covered by the Option, the exercise price of the Option, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Board shall also make such adjustments as provided in this Section 14 or substitute, exchange or grant an award to effect such adjustments (collectively “adjustments”). Any such adjustments to the Option will be effected in a manner that precludes the enlargement of rights and benefits under the Option. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of the Option or other issuance of Shares, cash or other consideration pursuant to the Option during certain periods of time. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to the Option.

15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16. Venue. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 9 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice or this Option Agreement shall be brought in the United States District Court for the Southern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Diego) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17. Acceleration of Award Upon a Change in Control. In the event of a Change in Control and irrespective of whether the Option is Assumed or Replaced, the Option shall immediately vest and become exercisable and any performance criteria relevant to the Option shall be deemed to have been achieved at the target performance level. The Administrator may provide that if the Option remains outstanding after vesting pursuant to the preceding sentence, it will be Assumed or Replaced in connection with the Change in Control. The Administrator may also provide for the cashing out of the Option based on the based upon the per-Share consideration being paid in connection with such Change in Control, less the applicable exercise price; provided, however, that the Grantee shall be entitled to consideration in respect of cancellation of the Option only if the per-Share consideration less the applicable exercise price or base amount is greater than $0, and to the extent that the per-Share consideration is less than or equal to the applicable exercise price, the Option shall be cancelled for no consideration. Notwithstanding the foregoing, if the Option constitutes deferred compensation under Section 409A, to the extent required to comply with Section 409A, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(i) shall not be considered a Change in Control.

18. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

19. Amendment and Delay to Meet the Requirements of Section 409A. The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Option Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Option Agreement to the minimum extent necessary to meet the requirements of Section 409A as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. In addition, the Company makes no representation that the Award will comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Award or to mitigate its effects on any deferrals or payments made in respect of the Units. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A.

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20. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of the Committees appointed to administer this Option Agreement.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements applicable to the Option under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to stock options granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise or purchase price thereof which at least preserves the compensation element of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” has the meaning of “For Cause” as defined in the Employment Agreement.

(g) “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors; or

(iii) the consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

(1) all or substantially all of the individuals and entities who have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of the total combined voting power of the Company’s outstanding voting securities Company’s immediately prior to such Corporate Transaction will have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total combined voting power of the then outstanding voting securities of the acquiring entity or the corporation or entity resulting from such Corporate Transaction (including, without limitation, the Company or other entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Entity”) in substantially the same proportions as their ownership of the Company’s voting securities, immediately prior to such Corporate Transaction; and

(2) individuals who were members of the Board before the Corporation Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Entity; or

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(iv) a complete liquidation or dissolution of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended

(i) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means OncoSec Medical Incorporated, a Nevada corporation, or any successor entity that adopts this Option Agreement in connection with a Corporate Transaction.

(l) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

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(n) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(o) “Corporate Transaction” means any of the following transactions:

(i) a merger, reorganization, share exchange or consolidation; or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. The Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(r) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Employment Agreement” means the Executive Employment Agreement entered into between the Grantee and the Company, dated November 7, 2017, as may be amended from time to time.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(v) “Good Cause” has the meaning of “Good Cause” as defined in the Employment Agreement.

(w) “Non-Qualified Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(x) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Related Entity” means any Parent or Subsidiary of the Company.

(aa) “Replaced” means that pursuant to a Corporate Transaction the Option is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of the Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to the Option. The determination of comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(bb) “Share” means a share of the Common Stock.

(cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

END OF AGREEMENT

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APPENDIX A

EXERCISE NOTICE

OncoSec Medical Incorporated

5820 Nancy Ridge Drive

San Diego, CA 92121

Attention: Secretary

1. Exercise of Option. Effective as of __________, 20__, the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase shares of the Common Stock (the “Shares”) of OncoSec Medical Incorporated (the “Company”) under and pursuant to the Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated _____________, 20__. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Option Agreement.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected and permitted, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

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8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Entire Agreement. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	ONCOSEC MEDICAL INCORPORATED

By:
(Signature)
Title:
Address:		Address:
5820 Nancy Ridge Drive
San Diego, CA 92121

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APPENDIX B

ONCOSEC MEDICAL INCORPORATED 2017 CONTINGENT STOCK OPTION AWARD

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:	DANIEL J. O’CONNOR
COMPANY:	ONCOSEC MEDICAL INCORPORATED
SECURITY:	OPTIONS TO PURCHASE COMMON STOCK
AMOUNT:	____________ SHARES
DATE:	____________, 20__

In connection with the above listed Options to purchase the Common Stock of OncoSec Medical Incorporated, a Nevada corporation (the “Company”) pursuant to the Company’s 2017 Contingent Stock Option Award and any subsequent exercise of such Options (such options and the underlying shares of Common Stock, collectively, the “Securities”), the undersigned Grantee represents to the Company the following:

(a) Grantee has either a pre-existing personal or business relationship with the Company or its officers, directors, or controlling persons, or by reason of his or her business or financial experience or the business or financial experience of his or her professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, it can reasonably be assumed to have the capacity to protect his or her own interest in connection with the issuance of the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Grantee represents that Grantee is a resident of the state of New Jersey.

Signature of Grantee:
Date:

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ANNEX C

CONTINGENT OPTION GRANT

ONCOSEC MEDICAL INCORPORATED 2017 STOCK OPTION AWARD

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:	Daniel J. O’Connor
5820 Nancy Ridge Drive
San Diego, CA 92121

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Notice.

Award Number:
Date of Award:	November 7, 2017
Vesting Commencement Date:	January 12, 2018
Exercise Price per Share:	$1.25
Total Number of Shares Subject to the Option (the Shares”):	500,000
Total Exercise Price:	$625,000
Type of Option:	Non-Qualified Stock Option
Expiration Date:	November 7, 2027
Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

Two hundred fifty thousand (250,000) Options shall be fully vested on the date that the Company achieves one hundred percent (100%) enrollment in the first cohort of the Pisces Study (the “Enrollment Date”) and two hundred fifty thousand (250,000) Options shall vest on the first anniversary of the Enrollment Date. If the Company’s stockholders do not approve the Option, the Option shall terminate immediately following the Company’s first annual meeting following the Date of Award.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

OncoSec Medical Incorporated
A Nevada corporation

By:	/s/ Punit S. Dhillon
Title:	President

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THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: November 7, 2017	Signed:
/s/ Daniel J. O’Connor
Grantee

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Award Number:

ONCOSEC MEDICAL INCORPORATED
2017 CONTINGENT STOCK OPTION AWARD

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. OncoSec Medical Incorporated, a Nevada corporation (the “Company”) hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”) an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of this Stock Option Award Agreement (the “Option Agreement”) and the Notice which are incorporated herein by reference. The Option is not intended to qualify as an incentive stock option as defined in Section 422 of the code. Accordingly, the Option is a non-qualified stock option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. The Option shall be subject to the provisions of Section 17 of this Option Agreement relating to the exercisability or termination of the Option in the event of a Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Appendix A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(e) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

(c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares (the “Tax Withholding Obligation”). Notwithstanding the foregoing, at any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax Withholding Obligation arises (e.g., an exercise date), the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation that the Company determines is sufficient by, if permissible under Applicable Law, directing the Company to withhold from those Shares otherwise issuable to the Grantee the whole number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy the Tax Withholding Obligation. Furthermore, in the event of any determination that the Company and/or a Related Entity has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company and/or the Related Entity the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company and/or the Related Entity to do so, whether or not the Grantee is an employee of the Company and/or the Related Entity at that time.

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(d) Section 16(b). Notwithstanding any provision of this Option Agreement to the contrary, other than termination of the Grantee’s Continuous Service for Cause, if a sale within the applicable time periods set forth in Sections 6, 7 or 8 herein of Shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such Shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Continuous Service, or (iii) the date on which the Option expires.

3. Grantee’s Representations. Concurrently with the grant of this Option, Participant shall deliver to the Company its Investment Representation Statement in the form attached hereto as Appendix B.

4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d) payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares subject to the Option equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws or if the Shares subject to the Option have not been registered under the Securities Act of 1933 pursuant to an effective Registration Statement on Form S-8. Grantee acknowledges that the Company makes no representation or warranty regarding the eligibility of the Option for inclusion on a Registration Statement on Form S-8 or the likelihood that any such Registration Statement on Form S-8 will be declared effective. If the exercise of the Option within the applicable time periods set forth in Sections 6, 7 and 8 of this Option Agreement is prevented by the provisions of this Section 5, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

6. Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

7. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

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8. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

9. Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. It is the intent of the Company that the Option be exempt from Section 409A of the Code (“Section 409A”). Nevertheless, the Company makes no representation that the Option will be exempt from or comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Option or to mitigate its effects on the Option. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A.

12. Entire Agreement: Governing Law. The Notice and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

14. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 17 hereof, the number of Shares covered by the Option, the exercise price of the Option, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Board shall also make such adjustments as provided in this Section 14 or substitute, exchange or grant an award to effect such adjustments (collectively “adjustments”). Any such adjustments to the Option will be effected in a manner that precludes the enlargement of rights and benefits under the Option. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of the Option or other issuance of Shares, cash or other consideration pursuant to the Option during certain periods of time. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to the Option.

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15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16. Venue. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 9 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice or this Option Agreement shall be brought in the United States District Court for the Southern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Diego) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17. Acceleration of Award Upon a Change in Control. In the event of a Change in Control and irrespective of whether the Option is Assumed or Replaced, the Option shall immediately vest and become exercisable and any performance criteria relevant to the Option shall be deemed to have been achieved at the target performance level. The Administrator may provide that if the Option remains outstanding after vesting pursuant to the preceding sentence, it will be Assumed or Replaced in connection with the Change in Control. The Administrator may also provide for the cashing out of the Option based on the based upon the per-Share consideration being paid in connection with such Change in Control, less the applicable exercise price; provided, however, that the Grantee shall be entitled to consideration in respect of cancellation of the Option only if the per-Share consideration less the applicable exercise price or base amount is greater than $0, and to the extent that the per-Share consideration is less than or equal to the applicable exercise price, the Option shall be cancelled for no consideration. Notwithstanding the foregoing, if the Option constitutes deferred compensation under Section 409A, to the extent required to comply with Section 409A, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(i) shall not be considered a Change in Control.

18. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

19. Amendment and Delay to Meet the Requirements of Section 409A. The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Option Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Option Agreement to the minimum extent necessary to meet the requirements of Section 409A as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. In addition, the Company makes no representation that the Award will comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Award or to mitigate its effects on any deferrals or payments made in respect of the Units. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A.

20. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of the Committees appointed to administer this Option Agreement.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements applicable to the Option under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to stock options granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise or purchase price thereof which at least preserves the compensation element of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

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(e) “Board” means the Board of Directors of the Company.

(f) “Cause” has the meaning of “For Cause” as defined in the Employment Agreement.

(g) “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors; or

(iii) the consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

(1) all or substantially all of the individuals and entities who have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of the total combined voting power of the Company’s outstanding voting securities Company’s immediately prior to such Corporate Transaction will have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total combined voting power of the then outstanding voting securities of the acquiring entity or the corporation or entity resulting from such Corporate Transaction (including, without limitation, the Company or other entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Entity”) in substantially the same proportions as their ownership of the Company’s voting securities, immediately prior to such Corporate Transaction; and

(2) individuals who were members of the Board before the Corporation Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Entity; or

(iv) a complete liquidation or dissolution of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended

(i) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means OncoSec Medical Incorporated, a Nevada corporation, or any successor entity that adopts this Option Agreement in connection with a Corporate Transaction.

(l) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

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(n) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(o) “Corporate Transaction” means any of the following transactions:

(i) a merger, reorganization, share exchange or consolidation; or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. The Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(r) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Employment Agreement” means the Executive Employment Agreement entered into between the Grantee and the Company, dated November 7, 2017, as may be amended from time to time.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(v) “Non-Qualified Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Related Entity” means any Parent or Subsidiary of the Company.

(z) “Replaced” means that pursuant to a Corporate Transaction the Option is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of the Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to the Option. The determination of comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(aa) “Share” means a share of the Common Stock.

(bb) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

END OF AGREEMENT

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APPENDIX A

EXERCISE NOTICE

OncoSec Medical Incorporated

5820 Nancy Ridge Drive

San Diego, CA 92121

Attention: Secretary

1. Exercise of Option. Effective as of _______, the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase shares of the Common Stock (the “Shares”) of OncoSec Medical Incorporated (the “Company”) under and pursuant to the Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated _____________, 20__. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Option Agreement.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected and permitted, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Entire Agreement. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	ONCOSEC MEDICAL INCORPORATED

By:
(Signature)
Title:
Address:		Address:
5820 Nancy Ridge Drive
San Diego, CA 92121

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APPENDIX B

ONCOSEC MEDICAL INCORPORATED 2017 CONTINGENT STOCK OPTION AWARD

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:	DANIEL J. O’CONNOR
COMPANY:	ONCOSEC MEDICAL INCORPORATED
SECURITY:	OPTIONS TO PURCHASE COMMON STOCK
AMOUNT:	_________ SHARES
DATE:	_________, 20__

In connection with the above listed Options to purchase the Common Stock of OncoSec Medical Incorporated, a Nevada corporation (the “Company”) pursuant to the Company’s 2017 Contingent Stock Option Award and any subsequent exercise of such Options (such options and the underlying shares of Common Stock, collectively, the “Securities”), the undersigned Grantee represents to the Company the following:

(a) Grantee has either a pre-existing personal or business relationship with the Company or its officers, directors, or controlling persons, or by reason of his or her business or financial experience or the business or financial experience of his or her professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, it can reasonably be assumed to have the capacity to protect his or her own interest in connection with the issuance of the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Grantee represents that Grantee is a resident of the state of New Jersey.

Signature of Grantee:
Date:

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